UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Simon Property Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2 0 2 2	Simon Property Group, Inc. Notice of Annual Meeting of Shareholders and Proxy Statement
Wednesday, May 11, 2022 8:30 a.m. Eastern Daylight Time
The meeting will be held in a virtual format through a live audio webcast. See page 3 for additional information

About Us

Simon is a real estate investment trust engaged in the ownership of premier shopping, dining, entertainment and mixed-use destinations and an S&P 100 company (Simon Property Group, NYSE: SPG). Our properties across North America, Europe and Asia provide community gathering places for millions of people every day and generate billions in annual sales.

RESPECTED SENIOR MANAGEMENT TEAM
Simon benefits from an experienced management team that has delivered strong performance through all economic cycles, and an infrastructure that enables consistent execution at high levels across all aspects of the business.
RECOGNIZED AS THE INDUSTRY’S BEST
Best-Performing CEOs in the World—Harvard Business Review, 2013, 2014, 2016, 2017, 2018 & 2019
Named #1 CEO in real estate industry by Institutional Investor 2009-2018
Member of CDP’s prestigious ‘A List’ in 2021 for tackling climate change
Recognized as “Best Place to Work” for Disability Inclusion in the 2021 Disability Equality Index

SIGN UP FOR FUTURE ELECTRONIC DELIVERY TO SUPPORT SUSTAINABILITY

The Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Simon Property Group, Inc. will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery. For those shareholders who previously requested to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, you will receive those materials as you requested.

MESSAGE FROM OUR
CHAIRMAN, CEO AND PRESIDENT

Dear Fellow Shareholders,
Please join me and the Board of Directors at our 2022 Annual Meeting of Shareholders on May 11, 2022, at 8:30 a.m., Eastern Daylight Time.
After careful consideration we have decided that our 2022 Annual Meeting will be virtual again this year. It will be conducted via live audio webcast on the Internet. You will be able to attend the 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/SPG2022. Please follow the instructions in our Proxy Statement to join the virtual 2022 Annual Meeting. The business to be conducted at the meeting is explained in the attached Notice of Annual Meeting and Proxy Statement.
2021 was a very successful year for Simon Property Group. We posted record results, including retailer sales and demand for our space, signing more leases in 2021 than we had in any of the prior six years. We also generated record funds from operations (FFO) of nearly $4.5 billion. The strong performance of our core business was complemented by the outstanding results from our investments in JCPenney, SPARC, and Authentic Brands Group. Coming off a year as difficult as 2020, these results are a testament to our relentless focus on operations and cost structure, active portfolio management, smart investments and our coherent strategy. I want to thank the entire Simon team for the tireless work they continue to do for our tenants, visitors, and communities every day. I would like to thank you, our shareholder, for your continued interest and support of our Company.
We are pleased to furnish proxy materials to our shareholders over the Internet. We believe that this e-proxy process expedites our shareholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our 2022 Annual Meeting.
Sincerely,
David Simon Chairman of the Board, Chief Executive Officer and President March 29, 2022

Whether or not you plan to attend the virtual 2022 Annual Meeting, please read the Proxy Statement and vote your shares. Instructions for voting by mail, Internet, telephone and mobile device are included in your Notice of Internet Availability of Proxy Materials or proxy card (if you receive your materials by mail). We hope that after you have reviewed the Proxy Statement you will vote in accordance with the Board’s recommendations. Our 2021 Annual Report to Shareholders accompanies, but is not part of, or incorporated into, this Proxy Statement.

NOTICE OF 2022 ANNUAL MEETING
OF SHAREHOLDERS | MAY 11, 2022

WHEN
Wednesday, May 11, 2022, 8:30 a.m. Eastern Daylight Time
WHERE
Online only at virtualshareholdermeeting.com/SPG2022 See page 3 for additional instructions
RECORD DATE
Shareholders of record at the close of business on March 15, 2022, are entitled to vote

Items of Business
The 2022 Annual Meeting will be held for the following purposes:
Proposal		Board Recommendation
1	Elect the fourteen director nominees named in this Proxy Statement, including three directors to be elected by the voting trustees who vote the Class B common stock;	FOR EACH NOMINEE (see page 16)
2	Advisory vote to approve the compensation of our Named Executive Officers;	FOR (see page 33)
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022; and	FOR (see page 60)
4	Other business as may properly come before the meeting or any adjournments or postponements of the meeting.
How To Vote
BEFORE THE VIRTUAL MEETING		DURING THE VIRTUAL MEETING
BY TELEPHONE Dial toll-free 24/7 1-866-690-6903	BY MAIL Cast your ballot, sign your proxy card and send by pre-paid mail	Please visit online and follow instructions at: virtualshareholdermeeting.com/SPG2022
ONLINE Vote 24/7 www.proxyvote.com	BY MOBILE DEVICE Scan the QR Code

Proxy Voting
On or about March 29, 2022, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Shareholders (the “Notice”) is first being mailed to our shareholders of record as of the close of business on March 15, 2022 (the “Record Date”) and our proxy materials are first being posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. Shareholders as of the Record Date are invited to attend the 2022 Annual Meeting virtually, but if you are not able to attend, please vote in advance of the meeting by using one of the methods which are described in both the Proxy Statement and the Notice.
Attending the 2022 Annual Meeting
The 2022 Annual Meeting will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. You will be able to attend the 2022 Annual Meeting as well as vote and submit your questions and examine our shareholder list during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/SPG2022 and entering the 16-digit Control Number included in your Notice, on your proxy card or in the instructions that accompanied your proxy materials. For further details on how to participate please see “Admission Requirements—What Do I Need to do to Attend the Virtual 2022 Annual Meeting?” in the section of the Proxy Statement titled “Frequently Asked Questions and Answers” on page 68.
Annual Report
Our 2021 Annual Report to Shareholders accompanies, but is not part of, or incorporated into, this Proxy Statement.
By Order of the Board of Directors,
Steven E. Fivel
General Counsel and Secretary
March 29, 2022

3	VIRTUAL MEETING INFORMATION
4	PROXY SUMMARY
7	SUMMARY OF 2021 FINANCIAL PERFORMANCE
10	CORPORATE GOVERNANCE
10	Board Leadership
11	Director Skills and Experience Matrix
12	Policies on Corporate Governance
12	Environmental, Social & Governance (ESG) and Diversity, Equity & Inclusion (DEI)
13	Director Independence
13	The Board’s Role in Oversight of Risk Management
13	Majority Vote Standard for Election of Directors
14	Nominations for Directors
14	Transactions With Related Persons
15	Transactions With the Simons

16	PROPOSAL 1: ELECTION OF DIRECTORS
16	Nominees for Director to Be Elected by Holders of Voting Shares
22	Nominees for Director to Be Elected by the Voting Trustees Who Vote the Class B Common Stock
24	Meetings and Committees of the Board
25	Committee Function and Membership
27	Director Compensation
29	Delinquent Section 16(a) Reports
29	Ownership of Equity Securities of the Company

33	PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
34	COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT
34	COMPENSATION DISCUSSION AND ANALYSIS
35	Executive Summary
35	Objectives of Our Executive Compensation Program
36	Our Executive Compensation Program
37	Executive Compensation Approach and Process
39	2021 Say-on-Pay Vote
39	Company Peer Group and Compensation Assessment
40	2021 Peer Group
40	Compensation in 2021
46	Other Elements of Compensation
47	Other Policies
48	Select Compensation Decisions for 2022

50	EXECUTIVE COMPENSATION TABLES
50	Summary Compensation Table
51	Grants of Plan-Based Awards in 2021
52	Outstanding Equity Awards At 2021 Fiscal Year-End
53	Option Exercises and Stock Vested in 2021
54	Nonqualified Deferred Compensation in 2021
54	Estimated Post-Employment Payments Under Alternative Termination Scenarios

57	2021 PAY RATIO DISCLOSURE
58	EQUITY COMPENSATION PLAN INFORMATION
59	ASSESSMENT OF COMPENSATION-RELATED RISKS
60	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
61	REPORT OF THE AUDIT COMMITTEE
63	SUSTAINABILITY
65	ADDITIONAL INFORMATION
65	Annual Report
65	Shareholder Proposals at Our 2023 Annual Meeting
66	Proxy Access
66	Shareholder Engagement and Outreach
66	Where You Can Find More Information
66	Incorporation by Reference

67	FREQUENTLY ASKED QUESTIONS AND ANSWERS

1 |investors.simon.com

This Proxy Statement and accompanying proxy card are being made available to shareholders on or about March 29, 2022, in connection with the solicitation by the Board of Directors (the “Board”) of Simon Property Group, Inc. (“Simon”, “SPG”, “we”, “us”, “our” or the “Company”) of proxies to be voted at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) to be held virtually via live audio webcast accessible at www.virtualshareholdermeeting.com/SPG2022 on May 11, 2022, at 8:30 a.m. Eastern Daylight Time. As required by rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and its 2021 Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) available to shareholders electronically via the Internet. In addition, SPG is using the SEC’s “Notice and Access” rules to provide shareholders with more options for receipt of these materials. Accordingly, on March 29, 2022, the Company will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders containing instructions on how to access this Proxy Statement and the Company’s Annual Report via the Internet, how to vote online or by telephone, and how to receive paper copies of the documents and a proxy card.
PLEASE VOTE
It is very important that you vote to play a part in the future of Simon. New York Stock Exchange (“NYSE”) rules provide that if your shares are held through a broker, bank, or other nominee, they cannot vote on your behalf on non-discretionary matters without your instruction.
Proposals Which Require Your Vote
PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	BROKER NON-VOTES	ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Elect the eleven (11) independent director nominees named in this Proxy Statement	Page 16	FOR ALL NOMINEES	Do not impact outcome.	Do not impact outcome.	More votes FOR than AGAINST. Under our By-Laws, a nominee who receives more AGAINST votes than FOR votes will be required to tender his or her resignation.
2	Advisory vote to approve the compensation of our Named Executive Officers	Page 33	FOR	Do not impact outcome.	Do not impact outcome.	Majority of votes cast.
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022	Page 60	FOR	N/A	Do not impact outcome.	Majority of votes cast.
Please Visit www.virtualshareholdermeeting.com/SPG2022
Review and download easy to read versions of our Proxy Statement and Annual Report when you visit www.virtualshareholdermeeting.com/SPG2022.
Sign Up for Future Electronic Delivery to Support Sustainability
The Company will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery. To sign up for electronic delivery, please visit www.proxyvote.com with your proxy card in-hand with your control number, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years. See our most recent Sustainability Report which is solely available at sustainability.simon.com.
2022 Proxy Statement| 2

VIRTUAL MEETING INFORMATION

•
To attend, vote, and submit questions during the virtual 2022 Annual Meeting, which will be held via live audio webcast, shareholders of record will need to visit www.virtualshareholdermeeting.com/SPG2022 and use their 16-digit Control Number provided on their proxy card, voting instruction form, or notice that they previously received to log in to this website.

•
Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Only one shareholder per 16-digit Control Number can access the virtual 2022 Annual Meeting. Shareholders will have the option to log in to this website beginning at 8:00 a.m. and we would encourage shareholders to log in and access the live audio webcast at least 15 minutes before the virtual 2022 Annual Meeting’s start time.

•
Further instructions on how to attend, participate in, ask questions during, and vote at the virtual 2022 Annual Meeting, including how to demonstrate your ownership of our stock as of the Record Date, will be available at www.virtualshareholdermeeting.com/SPG2022

•
Shareholders may still, and are encouraged to, vote prior to the virtual 2022 Annual Meeting by Internet, telephone or by mail per the instructions on the proxy card they previously received. Shareholders that have already voted do not need to vote again.

•
Shareholders will be able to ask questions during the virtual 2022 Annual Meeting by submitting questions in the field provided in the virtual 2022 Annual Meeting web portal, www.virtualshareholdermeeting.com/SPG2022 We will answer appropriate questions on any matters in the Agenda to be voted on by the shareholders at the virtual 2022 Annual Meeting before the voting is closed and other general questions from shareholders regarding the Company, as time permits. Please see “Will I Be Able to Ask Questions During the Virtual 2022 Annual Meeting?” in the section of this Proxy Statement titled “Frequently Asked Questions and Answers” on page 68.

3 |investors.simon.com

PROXY SUMMARY

This proxy summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
2022 Annual Meeting of Shareholders
WHEN
Wednesday, May 11, 2022, 8:30 a.m. Eastern Daylight Time
WHERE
Online only at virtualshare holdermeeting.com/SPG2022 See page 3 for additional instructions
RECORD DATE
Shareholders of record at the close of business on March 15, 2022, are entitled to vote

Matters to Be Voted on at the Annual Meeting
Proposals Which Require Your Vote		Board Recommendation
1	Elect the eleven (11) independent director nominees named in this Proxy Statement;	FOR EACH NOMINEE (see page 16)

2	Advisory vote to approve the compensation of our Named Executive Officers;	FOR (see page 33)
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022; and	FOR (see page 60)
4	Other business as may properly come before the meeting or any adjournments or postponements of the meeting.
2022 Proxy Statement| 4

PROXY SUMMARY

Board of Directors
OVERVIEW
			Committee Membership
Director and Principal Occupation	Age	Independent	Audit	Compensation and Human Capital	Governance and Nominating
Independent Directors
Glyn F. Aeppel President and CEO of Glencove Capital	63
Larry C. Glasscock Former Chairman and CEO of Anthem, Inc	73
Karen N. Horn, Ph.D. Senior Managing Director of Brock Capital Group	78
Allan Hubbard Co-Founder, Chairman and Partner of E&A Companies	74
Reuben S. Leibowitz Managing Member of JEN Partners	74
Gary M. Rodkin Retired Chief Executive Officer of ConAgra Foods, Inc.	69
Peggy Fang Roe Global Officer, Customer Experience, Loyalty & New Ventures of Marriott International	50
Stefan M. Selig Founder of BridgePark Advisors LLC	59
Daniel C. Smith, Ph.D. Clare W. Barker Professor of Marketing, Indiana University, Kelley School of Business	64
J. Albert Smith, Jr. Chairman, Chase Bank in Central Indiana and Managing Director of J.P. Morgan Private Bank	81
Marta R. Stewart Retired Executive Vice President & Chief Financial Officer of Norfolk Southern Corporation	64
Class B Directors
David Simon Chairman of the Board, Chief Executive Officer & President of the Company	60
Herbert Simon Chairman Emeritus of the Board of the Company	87
Richard S. Sokolov Vice Chairman of the Company	72
Committee Chair	Committee Member	Audit Committee financial expert
Lead Independent Director	Independent Director
5 |investors.simon.com

PROXY SUMMARY

Board Independence and Director Attributes and Diversity
2022 Proxy Statement| 6

Summary of 2021 Financial Performance

This summary provides highlights of select Company financial and performance information. For more complete information regarding the Company’s 2021 performance, you should review the Company’s Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022, and Form 8-K furnished to the SEC on February 7, 2022.
2021 was a very successful year for Simon Property Group. We generated record funds from operations (“FFO”) in 2021 of nearly $4.5 billion. Our reported FFO of  $11.94 per share was an increase of approximately 31% from 2020, after having seen our reported FFO decrease by over 24% in 2020 from 2019 due to the COVID-19 disruption. Our 2021 reported FFO of  $11.94 per share includes a $0.14 per share loss on extinguishment of indebtedness. FFO before this $0.14 per share indebtedness charge was $12.08. Please see “Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?” in the section of this Proxy Statement titled “Frequently Asked Questions and Answers” on page 71. Our FFO CAGR for the period from 2012 through 2021 was 4.6%.

REPORTED FFO PER SHARE
CAGR = 4.6%
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$7.98
$8.85
$8.90
$9.86
$10.49
$11.21
$12.13
$12.04
$9.11
$11.94
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

7 |investors.simon.com

Summary of 2021 Financial Performance

A key driver of our FFO is the occupancy rates of our centers. With the ability to operate free from restrictive governmental orders in the United States and strong demand for brick-and-mortar retail driven in part by the desire of people to gather at our centers, our occupancy rate in our Malls and Premium Outlets rebounded to 93.4% at the end of 2021. Our occupancy rates at our Mills properties are even higher with an occupancy rate of 97.6% at the end of 2021.

OCCUPANCY
99.0%
97.0%
95.0%
93.0%
91.0%
89.0%
95.1%
97.0%
91.3%
95.3%
93.4%
97.6%
2019
2020
2021
Malls/Premium Outlets
The Mills

In calendar year 2021 we paid common stock cash dividends of approximately $2.7 billion; this includes payment of the fourth quarter 2020 dividend of $1.30 per share paid in January 2021. We have returned more than $38 billion to shareholders in dividends and share repurchases over our history as a public company.

FUNDS RETURNED TO SHAREHOLDERS
($ IN BILLIONS, EXCEPT PER SHARE AMOUNTS)
Dividends
Share Repurchases
Dividends per Share
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.10
$4.65
$5.15
$6.05
$6.50
$7.15
$7.90
$8.30
$6.00
$5.85
$0.5
$0.3
$0.4
$0.4
$0.4
$0.2
$1.5
$1.7
$1.9
$2.2
$2.4
$2.6
$2.8
$2.9
$2.2
$2.2
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

2022 Proxy Statement| 8

Summary of 2021 Financial Performance

Our Return On Equity in 2021 was 66.7% rebounding from 36.8% in 2020.

RETURN ON EQUITY
90.0%
60.0%
30.0%
0.0%
24.9%
22.7%
27.7%
41.0%
43.0%
53.0%
74.3%
83.2%
36.8%
66.7%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

9 |investors.simon.com

CORPORATE GOVERNANCE

Board Leadership
DAVID SIMON Chairman of the Board, Chief Executive Officer and President	LARRY C. GLASSCOCK Lead Independent Director
Mr. David Simon has served since 2007 as the Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”) and since February 15, 2019, also as our President. The Board believes that having Mr. David Simon fill these leadership roles is an appropriate and efficient leadership structure.	In March of 2014, Larry C. Glasscock was appointed by our independent directors to serve as our Lead Independent Director. The Lead Independent Director performs the duties specified in the Governance Principles described below and such other duties as are assigned from time to time by the independent directors of the Board. We believe that our Lead Independent Director is performing his duties in an effective manner.
Together, our CEO and Lead Independent Director deliver clear leadership, effective decision-making, and a cohesive corporate strategy for the Company.
Lead Independent Director Duties And Responsibilities
Under our Governance Principles, the Lead Independent Director is empowered to:
•
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•
serve as a liaison between the Chairman and the independent directors, including by facilitating communication and sharing of views between the independent directors and the Chairman;

•
approve materials sent to the Board and advise on such information;

•
approve meeting agendas for the Board and coordinate with the Chairman with respect to developing such agendas;

•
approve meeting schedules for the Board to assure there is sufficient time for discussion of all agenda items and coordinate with the Chairman with respect to developing such schedules;

•
call meetings of the independent directors;

•
if requested by major shareholders, ensure that he or she is available for consultation and direct communication; and

•
retain outside advisors and consultants to report directly to the Board on Board-wide matters.

2022 Proxy Statement| 10

CORPORATE GOVERNANCE

The Board Believes That Its Members Should:
•
exhibit high standards of independent judgment and integrity;

•
have diverse experiences and backgrounds, including ethnic and gender diversity;

•
have a strong record of achievements;

•
have an understanding of our business and the competitive environment in which we operate; and

•
be committed to enhancing shareholder value on a long-term basis and have sufficient time to carry out their duties.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that the professional skills and experiences set forth in the matrix below are important and when carrying out its board refreshment strategy looks for independent director candidates who have skills and experience that complement those of the existing independent directors.

Director Skills and Experience Matrix

	Financial/ Accounting Literacy	Capital Markets Experience	Real Estate Development/ Management Experience	Executive Leadership	Risk Management	Marketing/ Brand Management/ Consumer Focus	Retail Distribution	Technology/ Innovation	Human Capital Management	International Business Experience	Public Policy/ Government Experience	Corporate Governance	Ethnic Diversity
G. AEPPEL	•	•	•	•	•	•				•		•
L. GLASSCOCK	•	•	•	•	•	•			•			•
K. HORN	•	•		•						•	•	•
A. HUBBARD	•			•	•	•		•			•
R. LEIBOWITZ	•	•	•	•	•				•			•
G. RODKIN	•			•	•	•	•	•	•	•		•
P. F. ROE	•		•			•		•		•		•	•
S. SELIG	•	•	•	•	•		•			•	•	•
D. SMITH	•			•	•	•	•		•	•		•
J. A. SMITH	•	•	•	•	•			•	•			•
M. STEWART	•	•		•	•				•			•	•
D. SIMON	•	•	•	•	•		•	•		•		•
R. SOKOLOV		•	•	•	•	•	•
H. SIMON			•		•					•
11 |investors.simon.com

CORPORATE GOVERNANCE

Policies on Corporate Governance
Good corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders and to enhance the creation of long-term shareholder value. Each year, the Governance and Nominating Committee reviews our Governance Principles, which are available at governanceprinciples.simon.com and recommends to the Board any suggested modifications. Also, the Audit Committee obtains reports from management and the leader of the Company’s internal Audit Services function that the Company and its subsidiaries are operating in conformity with the Company’s Code of Business Conduct and Ethics, which can be found at codeofconduct.simon.com, and advises the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Business Conduct and Ethics. In addition, each of the Board’s standing committees reviews its written charter on an annual basis to consider whether any changes are required. These charters are located on our website at committeecomposition.simon.com. In addition to clicking on the preceding links, the current version of each of these documents is available by visiting www.simon.com and navigating to “Governance” by clicking on “Investors”, or by requesting a printed copy without charge upon written request to our Secretary at 225 West Washington Street, Indianapolis, Indiana 46204.
We will also either disclose on Form 8-K and/or post on our Internet website any substantive amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to any of our directors or executive officers.

Environmental, Social & Governance (ESG) and Diversity, Equity & Inclusion (DEI)
In 2021 the Governance and Nominating Committee led the Board’s process of reviewing the oversight of ESG matters at the Company, in particular looking at the allocation of responsibilities among the Board and each of the Company’s committees. As part of this process, the Company also reviewed its DEI efforts. In connection with this review the committee formerly known as the Compensation Committee renamed itself the Compensation and Human Capital Committee when it amended its charter to explicitly set forth its ESG and DEI responsibilities. The allocation of ESG oversight responsibility among the Board’s committees is set forth in their respective charters located on our website at committeecomposition.simon.com. Each of the Company’s committees will monitor the elements of ESG and DEI for which it is responsible and will regularly report to the Board on these matters and advise with respect to the same.

AUDIT COMMITTEE
• Oversee and discuss with management the Company’s annual disclosure of its sustainability, including ESG matters and efforts in the form of an annual sustainability report.
COMPENSATION AND HUMAN CAPITAL COMMITTEE

•
Oversight of human capital management, including but not limited to management succession planning, DEI, and talent development.

•
Periodically review and make recommendations to the Board, as appropriate, with respect to certain of the Company’s human capital management strategies and policies, including with respect to matters such as DEI, management succession planning, workplace environment and culture, and talent recruitment, development and retention.

GOVERNANCE AND NOMINATING COMMITTEE

•
Assist the Board in reviewing and overseeing the Company’s policies relating to sustainability, including ESG matters (except as may be specifically retained by the Board or delegated to other Board committees).

•
Assist and generally advise the Board on ESG matters, including overseeing the Company’s ESG strategy and related goals and policies, and periodically review with management the Company’s progress towards the achievement of such strategy and goals.

2022 Proxy Statement| 12

CORPORATE GOVERNANCE

Director Independence
The Board has adopted standards to assist it
in making determinations of director independence. These standards incorporate, and are consistent with, the definition of  “independent” contained in the NYSE Listed Company Manual and other applicable laws, rules and regulations in effect from time to time regarding director independence. These standards are included in our Governance Principles, which are available at governanceprinciples.simon.com. In March 2014, the Board amended and restated the Governance Principles to strengthen the role of the Lead Independent Director. The Board has affirmatively determined that each person nominated by the Board for election as a director by the holders of voting shares of common stock and listed in this Proxy Statement meets these standards and is independent.
Eleven of our director nominees are independent under the requirements of the NYSE. All of the members of the Audit Committee, Governance and Nominating Committee, and Compensation and Human Capital Committee are independent directors under the listing requirements and rules of the NYSE and other applicable laws, rules, and regulations.
Mr. David Simon, Mr. Richard S. Sokolov and Mr. Herbert Simon are each Class B directors, our employees and are not independent directors.

The Board’s Role in Oversight of Risk Management
While risk management is primarily the responsibility of our management, the Board provides overall risk oversight focusing on the most significant risks we face. The Board has delegated to the Audit Committee primary oversight of the Company’s Enterprise Risk Management Program and the Audit Committee provides regular reports to the full Board on it. In February 2021 the Audit Committee amended its Charter to expressly include its oversight of the Company’s Enterprise Risk Management Program and of cybersecurity as being part of its responsibilities. Every year, in the fourth quarter, on behalf of the Audit Committee, the Company’s internal Audit Services function reviews and assesses the Company’s Enterprise Risk Management Program, including how risks are identified, managed, measured, monitored and reported, and, in the first quarter of the following year, discusses these with the Audit Committee, management, and the Company’s independent auditors.
We have a Company-wide enterprise risk management process to identify and assess the major risks we face and to develop strategies for controlling, mitigating, and monitoring those risks. As part of this process, every year we gather information throughout our Company to identify and prioritize management of these major risks. The identified risks and risk mitigation strategies are validated with management and presented to the Audit Committee for their review during the first quarter each year. These risks and the Company’s mitigation efforts are monitored throughout the year.
Other members of senior management who have responsibility for designing and implementing various aspects of our risk management process also regularly meet with the Audit Committee. The Audit Committee also discusses our identified financial and operational risks with our CEO and Chief Financial Officer and receives reports from other members of senior management with regard to our identified risks. In addition, as part of its oversight of risk management, the Audit Committee reviews the Company’s cybersecurity and other information security risks, controls and procedures, including those related to data privacy and network security, and any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls.
The Compensation and Human Capital Committee is responsible for overseeing risks relating to our compensation policies and practices. Specifically, the Compensation and Human Capital Committee oversees the design of incentive compensation arrangements for our executive officers to implement our pay-for-performance philosophy without encouraging or rewarding excessive risk-taking by our executive officers. Our management regularly conducts additional reviews of risks, as needed, or as requested by the Board or Audit Committee.

Majority Vote Standard for Election of Directors
Our Amended and Restated By-Laws (the “By-Laws”) provide for a majority of votes cast standard for the election of directors in an uncontested election. The majority of votes cast standard for purposes of the election of director nominees means that in order for a director to be elected, the number of votes cast FOR a director’s election must exceed the number of votes cast AGAINST that director’s election. Any director who, in an uncontested election, receives a greater number of AGAINST votes than FOR votes must promptly tender his or her resignation to the Board, subject to its acceptance. The Governance and Nominating Committee will promptly consider the tendered resignation and recommend to the

13 |investors.simon.com

CORPORATE GOVERNANCE

Board whether to accept or reject it. Both the Governance and Nominating Committee and the Board may consider any factors they deem appropriate and relevant to their actions. The Board will act on the tendered resignation, taking into account the Governance and Nominating Committee’s recommendation. The affected director cannot participate in any part of the process. We will publicly disclose the Board’s decision by a press release, a filing with the SEC or other broadly disseminated means of communication within 90 days after the shareholders’ vote has been certified.
In a contested election (in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast by the holders of shares entitled to vote on the election of directors, provided a quorum is present.

Nominations for Directors
The Governance and Nominating Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a director candidate in this manner should send such recommendation to our Secretary at 225 West Washington Street, Indianapolis, Indiana 46204, who will forward it to the Governance and Nominating Committee. Any such recommendation shall include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. A shareholder who wishes to nominate an individual as a director candidate at an annual meeting of shareholders, rather than either recommend the individual to the Governance and Nominating Committee as a nominee or utilize the proxy access process described in “Proxy Access” in the section of this Proxy Statement titled “Additional Information” on page 66, and set forth in Section 1.11 of our By-Laws, shall comply with the advance notice requirements for shareholder nominations set forth in Section 1.10 of our By-Laws.
Our Governance Principles provide that all candidates for election as members of the Board should possess high personal and professional ethics, integrity and values and be committed to representing the long-term interests of our shareholders and otherwise fulfilling the responsibilities of directors as described in our Governance Principles. In 2016, we amended our Governance Principles to clearly reflect and communicate the Board’s long-standing diversity goals including, without limitation, the pursuit of racial and gender diversity taking into account the skills and other attributes the Board believes are required for any new director. Our Governance Principles further provide that if our directors simultaneously serve on more than four boards of public companies, including our Board, then the Board or Governance and Nominating Committee must determine that serving on more than four public company boards does not impair the ability of the director to serve as an effective member of our Board. Currently none of our independent directors serve on more than one other public company board. In recommending candidates to the Board for election as directors, the Governance and Nominating Committee will consider the foregoing minimum qualifications as well as each candidate’s credentials, keeping in mind our desire, as stated in our Governance Principles, to have a Board representing diverse experiences and backgrounds, as well as expertise in or knowledge of specific areas that are relevant to our business activities. Although we do not have term limits or a mandatory retirement age for our directors, we do believe that periodic board refreshment is beneficial. Consistent with this belief, in the last seven years we have appointed five new directors, including three new directors in the last five years.

Transactions with Related Persons
On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire, which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has or will have an interest. Pursuant to our Code of Business Conduct and Ethics at codeofconduct.simon.com, which is also available in the Governance section of our website at investors.simon.com, the Audit Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% shareholder of the Company, or any of their immediate family members, had, has or will have a direct or indirect material interest. Pursuant to the charter of the Audit Committee, which is available in the Governance section of our website at investors.simon.com, the Audit Committee may not approve a related person transaction unless (1) it is in, or not inconsistent with, our best interests and (2) where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party. Our Restated Certificate of Incorporation requires that at least a majority of our directors be neither our employees nor members or affiliates of members of the Simon family. Our Restated Certificate of Incorporation further requires that transactions involving the Company, individually or in our capacity as general partner of our subsidiary,

2022 Proxy Statement| 14

CORPORATE GOVERNANCE

Simon Property Group, L.P. (the “Operating Partnership”), and any entity in which any of the Simons has an interest must, in addition to any other vote that may be required, be approved in advance by a majority of such independent directors. We currently have eleven independent directors serving on the Board.
Our General Counsel is charged with reviewing any conflict of interest involving any other employee.

Transactions with the Simons
We provide office space and legal, human resource administration, property specific financing and other support services to Melvin Simon and Associates, Inc. (“MSA”), a related party, for which we received a fee of  $600,000 in 2021 which is net of our reimbursement to Mr. Herbert Simon for costs incurred to operate his personal aircraft when used for Company related business purposes. These payments and reimbursements were reviewed and approved by the Audit Committee and by a majority of our independent directors.
In addition, pursuant to management agreements that provide for our receipt of a management fee and reimbursement of our direct and indirect costs, we have managed since 1993 two shopping centers owned by entities in which Mr. David Simon and Mr. Herbert Simon have ownership interests, for which we received a fee of  $3,460,713 in 2021. MSA is owned 30.94% by trusts for the benefit of Mr. Herbert Simon, 3.04% by a trust for the benefit of Mr. David Simon, and by certain other shareholders. These agreements have been reviewed and approved by the Audit Committee and by a majority of our independent directors. For 2021, we reimbursed Mr. David Simon $1,661,088 for the Company related business use of his personal aircraft. Our reimbursement for use of Mr. David Simon’s personal aircraft is based upon a below market hourly cost of operating the aircraft and the verified number of hours used for Company business, plus reimbursement for certain out of pocket expenses. These reimbursements were reviewed and approved by the Audit Committee and by a majority of our independent directors.
The Company hired Mr. Eli Simon as Senior Vice President of Corporate Investments on May 20, 2019. Eli Simon is the son of Mr. David Simon, the Company’s Chairman of the Board, CEO, and President. Eli Simon was paid a base salary of $325,000 and annual cash incentive compensation in the amount of  $400,000 in 2021. In addition, during 2021 the Compensation and Human Capital Committee approved Eli Simon’s participation in: (i) the 2021 Corporate Incentive Compensation Plan (“Corporate ICP”) with a maximum award opportunity of  $500,000 of restricted stock that vests ratably over a three year time period; and (ii) the Company’s 2021 Long-Term Incentive Program (the “2021 LTI Program”), with an award to Eli Simon of  (a) $150,000 of time-based restricted stock units (“RSUs”) that vest in three years and (b) up to $850,000 of Long Term Incentive Plan (“LTIP”) units based on performance over a three-year period that vest one year following the end of such period, in each case, subject to his continued employment through such dates. These terms of employment were reviewed and approved by the Audit Committee and by a majority of our independent directors.

15 |investors.simon.com

PROPOSAL 1: ELECTION OF
DIRECTORS

The Board currently consists of fourteen members. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated the following eleven persons listed as “Nominees for Director to be Elected by Holders of Voting Shares.” All of the nominees are current directors.
We expect each nominee for election as a director named in this Proxy Statement will be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.
The names, principal occupations and certain other information about the nominees for director, as well as key experiences, qualifications, attributes and skills that led the Governance and Nominating Committee to conclude that such person is currently qualified to serve as a director, are set forth on the following pages.

Nominees for Director to be Elected by Holders of Voting Shares
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING INDEPENDENT DIRECTOR NOMINEES:
COMMITTEES • Governance and Nominating OTHER CURRENT PUBLIC COMPANY BOARDS • AvalonBay Communities, Inc.	GLYN F. AEPPEL	Director since: 2016
PRESIDENT AND CHIEF EXECUTIVE OFFICER OF GLENCOVE CAPITAL
Age: 63 | Independent

CAREER HIGHLIGHTS
President and Chief Executive Officer of Glencove Capital, a lifestyle hospitality investment and advisory company that she founded in 2010. From October 2008 to May 2010, Ms. Aeppel served as Chief Investment Officer of Andre Balazs Properties, an owner, developer and operator of lifestyle luxury hotels. From April 2006 to October 2008, she served as Executive Vice President of Acquisitions and Development for Loews Hotels and was a member of its executive committee. From April 2004 to April 2006, she was a principal of Aeppel and Associates, a hospitality advisory development company, during which time she assisted Fairmont Hotels and Resorts in expanding in the United States and Europe. Prior to April 2004, Ms. Aeppel held executive positions with Le Meridien Hotels, Interstate Hotels & Resorts, Inc., FFC Hospitality, LLC, Holiday Inn Worldwide and Marriott Corporation. Ms. Aeppel currently serves on the board of directors of AvalonBay Communities, Inc., where she is a member of the nominating and governance committee and of the investment and finance committee. She also serves on the boards of Exclusive Resorts, LLC, Gilbane Inc., and Concord Hospitality Enterprises, all privately held companies. Ms. Aeppel previously served on the boards of Key Hospitality Acquisition Corporation, Loews Hotels Corporation and Sunrise Senior Living, Inc.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Ms. Aeppel has more than 30 years of experience in property acquisitions, development and financing. Ms. Aeppel has experience in both public and private companies focusing on the acquisition, operation and branding of hotel properties, including serving as Chief Investment Officer at Andre Balazs Properties and Executive Vice President, Acquisitions and Development, of Loews Hotel Corporation. She is a member of our Governance and Nominating Committee.

2022 Proxy Statement| 16

PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES • Lead Independent Director • Audit • Governance and Nominating OTHER CURRENT PUBLIC COMPANY BOARDS • Sysco Corporation	LARRY C. GLASSCOCK	Director since: 2010
RETIRED CHAIRMAN AND CEO OF ANTHEM, INC.
Age: 73 | Independent

CAREER HIGHLIGHTS
Former Chairman and CEO of Anthem, Inc., a healthcare insurance company, from November 2005 to March 2010. Mr. Glasscock also served as President and Chief Executive Officer of WellPoint, Inc. from 2004 to 2007. Mr. Glasscock previously served as Chairman, President and Chief Executive Officer of Anthem, Inc. from 2003 to 2004 and served as President and Chief Executive Officer of Anthem, Inc. from 2001 to 2003. Mr. Glasscock also previously served as a director of Anthem, Inc., as a director for Sprint Nextel Corporation until 2013, and as a director and non-executive chairman of Zimmer Biomet Holdings, Inc. until 2021. Mr. Glasscock currently is a director of Sysco Corporation where he is the chairman of the corporate governance and nominating committee, a member of the executive committee, and a member of the compensation and leadership development committee.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Glasscock served as the Chief Executive Officer of the nation’s leading health benefits company for many years. He has experience in leading a large public company, setting and implementing strategic plans, developing and implementing turnaround and growth strategies, and developing talent and participating in successful leadership transitions. Mr. Glasscock also has experience leading acquisitions of companies. In addition, he worked in financial services for over 20 years and can identify meaningful metrics to assess a company’s performance. He also serves, and has served for over 15 years, as a director of other public companies. Mr. Glasscock serves as our Lead Independent Director and serves on our Governance and Nominating Committee and Audit Committee. The Board has determined that he is an “audit committee financial expert”.

COMMITTEES • Governance and Nominating (Chair) OTHER CURRENT PUBLIC COMPANY BOARDS • None	KAREN N. HORN, PH.D.	Director since: 2004
SENIOR MANAGING DIRECTOR OF BROCK CAPITAL GROUP
Age: 78 | Independent

CAREER HIGHLIGHTS
Dr. Horn has served as Senior Managing Director of Brock Capital Group, a corporate advisory and investment banking firm, since 2003. Retired President, Global Private Client Services and Managing Director of Marsh, Inc., a subsidiary of Marsh & McLennan Companies, having served in these positions from 1999 to 2003. Prior to joining Marsh, she was Senior Managing Director and Head of International Private Banking at Bankers Trust Company; Chairman and Chief Executive Officer, Bank One, Cleveland, N.A.; President of the Federal Reserve Bank of Cleveland; Treasurer of Bell of Pennsylvania; and Vice President of First National Bank of Boston. She is a member of the board and past chairman of the National Bureau of Economic Research and is Vice Chairman of the U.S. Russia Foundation. She previously served as a director of Eli Lilly and Company, Norfolk Southern Corporation and T. Rowe Price Mutual Funds.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Dr. Horn has more than 30 years of experience in international finance and management, including her service as President of the Federal Reserve Bank of Cleveland and as a senior executive of a number of financial institutions. These experiences provide her with expertise in financial management and economic policy and an in-depth knowledge of the capital markets in which we actively participate. Dr. Horn has previously served as a director of several other publicly-held companies. She is a member of our Governance and Nominating Committee, which she chairs.

17 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES • Compensation and Human Capital • Governance and Nominating OTHER CURRENT PUBLIC COMPANY BOARDS • None	ALLAN HUBBARD	Director since: 2009
CO-FOUNDER, CHAIRMAN AND PARTNER OF E&A COMPANIES
Age: 74 | Independent

CAREER HIGHLIGHTS
Co-Founder and Chairman and Partner of E&A Companies, a privately-held holding company that acquires and operates established companies, since 1977. Mr. Hubbard served as Assistant to the President for Economic Policy and director of the National Economic Council for the George W. Bush administration. He also served as Executive Director of the President’s Council on Competitiveness for the George H.W. Bush administration. Mr. Hubbard previously served as a director of Acadia Healthcare, Anthem, Inc., PIMCO Equity Series, and PIMCO Equity Series VIT.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Hubbard has more than 30 years experience as an entrepreneur having founded and led a company that acquires and grows companies in North America and Europe. He served on the board of directors of a major, publicly-held healthcare company for a number of years during which time he served on that board’s audit, compensation and governance committees. Mr. Hubbard also has extensive government and economic policy experience, having held key economic positions in the administrations of two U.S. Presidents. He is an honors graduate of Harvard Business School with an emphasis in finance and an honors graduate of Harvard Law School. Mr. Hubbard serves on our Compensation and Human Capital Committee and Governance and Nominating Committee.

COMMITTEES • Compensation and Human Capital (Chair) • Audit OTHER CURRENT PUBLIC COMPANY BOARDS • None	REUBEN S. LEIBOWITZ	Director since: 2005
MANAGING MEMBER OF JEN PARTNERS
Age: 74 | Independent

CAREER HIGHLIGHTS
Managing Member of JEN Partners, a private equity firm, since 2005. Mr. Leibowitz was a Managing Director of Warburg Pincus from 1984 to 2005. He was a director of Chelsea Property Group, Inc. from 1993 until it was acquired by the Company in 2004 and previously served as a director of four other public companies.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Leibowitz led a major private equity firm’s real estate activities for many years and in that role was also responsible for implementing long-term corporate strategies. Mr. Leibowitz practiced 15 years as a CPA, including a number of years specializing in tax issues, and is an attorney. He has an in-depth understanding of our Premium Outlets® platform, having served as a director of Chelsea Property Group, the publicly-held company we acquired in 2004. He serves on our Audit Committee and Compensation and Human Capital Committee, which he chairs. The Board has determined that he is an “audit committee financial expert”.

2022 Proxy Statement| 18

PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES • Governance and Nominating OTHER CURRENT PUBLIC COMPANY BOARDS • McCormick & Company, Incorporated	GARY M. RODKIN	Director since: 2015
RETIRED CHIEF EXECUTIVE OFFICER AND DIRECTOR OF CONAGRA FOODS, INC.
Age: 69 | Independent

CAREER HIGHLIGHTS
Chief Executive Officer and member of the board of ConAgra Foods, Inc. from 2005 until his retirement in May 2015. Mr. Rodkin was Chairman and Chief Executive Officer of PepsiCo Beverages and Foods North America from February 2003 to June 2005. Mr. Rodkin joined PepsiCo in 1998, after it acquired Tropicana, where Mr. Rodkin had served as President since 1995. From 1979 to 1995, Mr. Rodkin held marketing and general management positions of increasing responsibility at General Mills, with his last three years at the company as President, Yoplait Colombo. Mr. Rodkin currently serves on the board of directors of McCormick & Company, Incorporated, where he is a member of the Nominating/Corporate Governance committee. He has served as a director of ConAgra Foods, Inc. and Avon Products, Inc.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Rodkin has extensive experience in the leadership and management of a large, packaged food company and expertise in branding and marketing of food and food service operations globally as the former Chief Executive Officer of ConAgra Foods, Inc. Mr. Rodkin serves on our Governance and Nominating Committee.

COMMITTEES • Ms. Roe will be appointed to one or more committees when the Board meets after the 2022 Annual Meeting. OTHER CURRENT PUBLIC COMPANY BOARDS • None	PEGGY FANG ROE	Director since: 2021
GLOBAL OFFICER, CUSTOMER EXPERIENCE, LOYALTY & NEW VENTURES OF MARRIOTT INTERNATIONAL
Age: 50 | Independent

CAREER HIGHLIGHTS
Global Officer, Customer Experience, Loyalty & New Ventures, for Marriott International since 2020. Ms. Roe oversees customer experience design and innovation, data strategy and analytics, new ventures and the company’s award-winning loyalty program, Marriott Bonvoy. Ms. Roe also provides support and leadership for the Chief Sales and Marketing Officers across Marriott’s International portfolio outside of the United States. Ms. Roe joined Marriott International in 2003 and has served in several positions before being named Global Officer, including Chief Sales and Marketing Officer Asia Pacific, Global Operations, Global Brand Marketing and Brand Management. She is the co-founder of Marriott’s Women in Leadership initiative in Asia Pacific and is a board member of the Hong Kong chapter of the Asian University of Women in Bangladesh. Ms. Roe currently serves as the Board Chair for the Marriott—Alibaba joint venture.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Ms. Roe has more than 18 years of experience in the hotel industry and currently serves as Global Officer, Customer Experience, Loyalty & New Ventures, for one of the largest hospitality companies in the world. During her tenure at Marriott International, Ms. Roe has gained extensive experience in globalization, leadership and management.

19 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES • Audit • Compensation and Human Capital OTHER CURRENT PUBLIC COMPANY BOARDS • Safehold Inc.	STEFAN M. SELIG	Director since: 2017
FOUNDER OF BRIDGEPARK ADVISORS LLC
Age: 59 | Independent

CAREER HIGHLIGHTS
Founder of BridgePark Advisors LLC, a strategic advisory firm. Prior to that Mr. Selig served as the Undersecretary of Commerce for International Trade for the U.S. Department of Commerce from 2014 to 2016. Mr. Selig previously was with Bank of America Merrill Lynch from 1999 to 2014, ultimately serving as Executive Vice Chairman of Global Corporate and Investment Banking. Mr. Selig currently serves on the board of directors of Safehold Inc. where he is the lead independent director and serves on each of the audit, compensation, and nominating and governance committees. In the past five years, Mr. Selig served on the board of directors of Rotor Acquisition Corp. where he was a member of the audit committee; on the board of directors of Tuscan Holdings Corp. where he was a member of the audit committee; and on the board of directors of Entercom Communications Corp.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Selig is a highly accomplished banker and senior executive who has served in prominent leadership roles in both the private and public sectors. Mr. Selig also has extensive government and economic policy experience, having served as the Undersecretary of Commerce for International Trade for the U.S. Department of Commerce. Mr. Selig serves on our Audit Committee and our Compensation and Human Capital Committee. The Board has determined that he is an “audit committee financial expert”.

COMMITTEES • Compensation and Human Capital OTHER CURRENT PUBLIC COMPANY BOARDS • None	DANIEL C. SMITH, PH.D.	Director since: 2009
CLARE W. BARKER PROFESSOR OF MARKETING, INDIANA UNIVERSITY, KELLEY SCHOOL OF BUSINESS
Age: 64 | Independent

CAREER HIGHLIGHTS
The Clare W. Barker Professor of Marketing at the Kelley School of Business at Indiana University (the “Kelley School”). Served as President and Chief Executive Officer of the Indiana University Foundation from 2012 to 2020 and as Dean of the Kelley School from 2005 to 2012. Dr. Smith joined the faculty of the Kelley School in 1996 and has served as Chair of the Marketing Department, Chair of the MBA Program, and Associate Dean of Faculty and Research.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Dr. Smith has spent over 30 years teaching, conducting research, and consulting in the areas of marketing strategy, brand management, financial management, compensation, human resource development and corporate governance. He served as Dean of one of the country’s top rated and largest business schools and as the President and Chief Executive Officer of one of the nation’s largest university foundations with over $2.5 billion of assets. Both as Dean and Foundation Chief Executive Officer, he was responsible for financial oversight and long-term financial planning, hiring and retention policies, compensation policies, public relations and overall long-term strategy. He serves on our Compensation and Human Capital Committee.

2022 Proxy Statement| 20

PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES • Audit (Chair) • Compensation and Human Capital OTHER CURRENT PUBLIC COMPANY BOARDS • None	J. ALBERT SMITH, JR.	Director since: 1993
CHAIRMAN, CHASE BANK IN CENTRAL INDIANA AND MANAGING DIRECTOR OF J.P. MORGAN PRIVATE BANK
Age: 81 | Independent

CAREER HIGHLIGHTS
Chairman, Chase Bank, a national financial institution, in Central Indiana since 2014 and Managing Director of J.P. Morgan Private Bank since 2005. Mr. Smith was President of Bank One Central Indiana from 2001 to 2005; Managing Director of Banc One Corporation from 1998 to 2001; President of Bank One, Indiana, NA from 1994 to 1998; and President of Banc One Mortgage Corporation from 1974 to 1994.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Smith has served as Chairman, President and Managing Director of the Midwest operations of a major financial institution for a number of years during which time he has been involved in real estate lending activities. Through these experiences he has developed expertise in financial management and credit markets. He served as our Lead Independent Director until March 2014 and currently serves on our Compensation and Human Capital Committee and our Audit Committee, which he chairs. The Board has determined that he is an “audit committee financial expert”.

COMMITTEES • Audit OTHER CURRENT PUBLIC COMPANY BOARDS • Sherwin-Williams Company	MARTA R. STEWART	Director since: 2018
RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NORFOLK SOUTHERN CORPORATION
Age: 64 | Independent

CAREER HIGHLIGHTS
Executive Vice President and Chief Financial Officer of Norfolk Southern Corporation, one of the nation’s premier transportation companies, from 2013 until her retirement in 2017. Mrs. Stewart began her career at Peat Marwick (a predecessor to KPMG). Mrs. Stewart joined Norfolk Southern Corporation in 1983 and served in several finance positions before becoming Vice President & Controller in 2003 and then Vice President & Treasurer in 2009. Mrs. Stewart currently serves on the board of directors for Sherwin-Williams Company, where she is a member of the audit committee. In the past five years, Mrs. Stewart served on the board of directors of The Raytheon Company where she was a member of the audit committee and of the public policy and corporate responsibility committee from 2018 to 2020.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mrs. Stewart has more than 30 years of experience in finance and served as Chief Financial Officer for one of the largest railway companies in the world. In that role, Mrs. Stewart gained extensive experience in leadership and management as well as expertise in accounting systems and controls of a Fortune 500 company traded on the NYSE. Mrs. Stewart serves on our Audit Committee. The Board has determined that she is an “audit committee financial expert”.

21 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director to be Elected by the Voting Trustees Who Vote the Class B Common Stock
The voting trustees who vote the Class B common stock, and who have the right to elect four directors, have nominated the three persons listed below as “Nominees for Director to be Elected by the Voting Trustees Who Vote the Class B Common Stock”. All of the nominees are currently Class B directors.
The voting trustees who vote the Class B common stock have agreed to elect Richard S. Sokolov to the Board. The voting trustees have an agreement requiring that each of them vote for each other as Class B director nominees.

OTHER CURRENT PUBLIC COMPANY BOARDS • Klépierre, S.A • Simon Property Group Acquisition Holdings, Inc. • Apollo Global Management, Inc.	DAVID SIMON	Director since: 1993
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY
Age: 60 | Class B Director Nominee

CAREER HIGHLIGHTS
Chairman of the Company since 2007, CEO of the Company or its predecessor since 1995 and President of the Company since February 2019; a director of the Company or its predecessor since its incorporation in 1993; and President of the Company’s predecessor from 1993 to 1996. From 1985 to 1990, Mr. Simon was an investment banker at two Wall Street firms, specializing in mergers and acquisitions and leveraged buyouts. He is the nephew of Mr. Herbert Simon.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Simon has served as our CEO or the CEO of our predecessor for over 25 years. During that time he has provided leadership in the development and execution of our successful growth strategy, overseeing numerous strategic acquisitions that have grown the Company into what is recognized as the nation’s leader in the ownership, development and management of premier shopping, dining, entertainment and mixed-use destinations.

2022 Proxy Statement| 22

PROPOSAL 1: ELECTION OF DIRECTORS

OTHER CURRENT PUBLIC COMPANY BOARDS • None	RICHARD S. SOKOLOV	Director since: 1996
VICE CHAIRMAN OF THE COMPANY
Age: 72 | Class B Director Nominee

CAREER HIGHLIGHTS
Vice Chairman of the Company since February 2019 and a director of the Company or its predecessor since 1996. President and Chief Operating Officer of the Company or its predecessor from 1996 to February 2019. President and Chief Executive Officer of DeBartolo Realty Corporation from its incorporation in 1994 until it merged with our predecessors in 1996. Mr. Sokolov joined its predecessor, The Edward J. DeBartolo Corporation, in 1982 as Vice President and General Counsel and was named Senior Vice President, Development and General Counsel in 1986. Mr. Sokolov previously served as a director of Washington Prime Group.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Sokolov has served as our Vice Chairman since February 2019 and a director of the Company or its predecessor since 1996. He served as President and Chief Operating Officer of the Company or its predecessor from 1996, immediately following our acquisition of DeBartolo Realty Corporation, to February 2019. Mr. Sokolov had served as Chief Executive Officer and President of DeBartolo Realty Corporation and Senior Vice President Development and General Counsel of its predecessor operations for a number of years. Mr. Sokolov is a past Chairman of the International Council of Shopping Centers (“ICSC”) and previously served as a trustee and a member of the ICSC Nominating Committee.

OTHER CURRENT PUBLIC COMPANY BOARDS • The Cheesecake Factory Incorporated	HERBERT SIMON	Director since: 1993
CHAIRMAN EMERITUS OF THE BOARD OF THE COMPANY
Age: 87 | Class B Director Nominee

CAREER HIGHLIGHTS
Chairman Emeritus of the Board of the Company since 2007. Co-Chairman of the Board of the Company or its predecessor from 1995 to 2007. Mr. Herbert Simon was Chief Executive Officer and a director of the Company’s predecessor from its incorporation in 1993 to 1995. He also serves on the Board of Governors for the National Basketball Association (“NBA”) and as Chairman of the Board of MSA. He is the uncle of Mr. David Simon.

SPECIFIC SKILLS AND EXPERIENCE RELEVANT TO OUR COMPANY
Mr. Herbert Simon is our co-founder and Chairman Emeritus. The retail real estate business that he and his brother, the late Mr. Melvin Simon, started decades ago established the foundation for all of our current operations and record of achievement. Mr. Herbert Simon’s leadership of the Indiana Pacers NBA basketball franchise has led to his service on the Board of Governors of the NBA.

23 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

Meetings and Committees of the Board
Meetings and Attendance
Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and CEO, other executive officers, and our Lead Independent Director, by reviewing materials provided to them concerning the business, by visiting our offices and properties, and by participating in meetings of the Board and its committees. Directors are also expected to use reasonable efforts to attend the annual meeting of shareholders.
•
All of our directors attended the 2021 annual meeting of shareholders. During 2021, the Board met five times, including two in-person meetings, and three video conference meetings.

•
All of our directors participated in more than 75% of the aggregate number of meetings of the Board and the committees on which they served in 2021.

Prior to 2020, the independent directors met in executive session without management present in connection with each regularly scheduled non-telephonic Board meeting as well as when the need arose. During 2020, the independent directors had executive sessions after regularly scheduled Board meetings that were held telephonically and by video conference. During 2021, the independent directors also had executive sessions after regularly scheduled Board meetings that were held either by video conference or in person. During 2021, the independent directors had meetings after four Board meetings. The Lead Independent Director presided over all of these meetings.
The Board’s Lead Independent Director is appointed by the independent members of the Board and the responsibilities of the Lead Independent Director are discussed in “Board Leadership” in the section of this Proxy Statement titled “Corporate Governance” on page 10.

2022 Proxy Statement| 24

PROPOSAL 1: ELECTION OF DIRECTORS

Committee Function and Membership
MEMBERS • J. Albert Smith, Jr. (Chair) • Larry C. Glasscock • Reuben S. Leibowitz • Stefan M. Selig • Marta R. Stewart AUDIT COMMITTEE CHARTER The Audit Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition. THE REPORT OF THE AUDIT COMMITTEE IS ON PAGE 61.	AUDIT COMMITTEE	Meetings in 2021	8

 ALL MEMBERS ARE INDEPENDENT
 ALL MEMBERS ARE “AUDIT COMMITTEE FINANCIAL EXPERTS” AS
   DEFINED BY THE RULES OF THE SEC
FUNCTION, AUTHORITY AND PRIMARY RESPONSIBILITIES
•
Assists the Board in monitoring the integrity of our financial statements, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, our compliance with legal and regulatory requirements, the Company’s Enterprise Risk Management Program, and cybersecurity preparedness.

•
Sole authority to appoint, or replace our independent registered public accounting firm and pre-approves the auditing services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms thereof.

•
Authority to retain legal, accounting or other advisors.

•
Reviews and discusses with management and our independent registered public accounting firm our annual audited financial statements, our quarterly earnings releases and financial statements, significant financial reporting issues and judgments made in connection with the preparation of our financial statements and any major issues regarding the adequacy of our internal controls.

•
Issues the report on its activities which appears in this Proxy Statement.

•
Oversee and discuss with management the Company’s annual disclosure of its sustainability, including ESG matters and efforts in the form of an annual sustainability report.

•
The charter of the Audit Committee requires that each member meet the independence and experience requirements of the NYSE, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC.

25 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

MEMBERS • Reuben S. Leibowitz (Chair) • Allan Hubbard • Stefan M. Selig • Daniel C. Smith, Ph.D. • J. Albert Smith, Jr. COMMITTEE CHARTER The Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition. THE COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT IS ON PAGE 34.	COMPENSATION AND HUMAN CAPITAL COMMITTEE	Meetings in 2021	7

 ALL MEMBERS ARE INDEPENDENT
FUNCTION, AUTHORITY AND PRIMARY RESPONSIBILITIES
•
Sets remuneration levels for our executive officers.

•
Reviews significant employee benefit programs.

•
Establishes and administers our executive compensation program and our stock incentive plan.

•
Reviews and discusses with management the Compensation Discussion and Analysis, and, if appropriate, recommends its inclusion in our Annual Report and Proxy Statement.

•
Issues the report on its activities which appears in this Proxy Statement.

•
Oversees human capital management, including but not limited to management succession planning, DEI, and talent development.

•
Periodically reviews and makes recommendations to the Board, as appropriate, with respect to certain of the Company’s human capital management strategies and policies, including with respect to matters such as DEI, management succession planning, workplace environment and culture, and talent recruitment, development and retention.

•
Authorized to retain the advice and assistance of compensation consultants and legal, accounting, or other advisors.

•
Has retained its current consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), since 2011.

•
Semler Brossy does not provide any other services to management of the Company.

•
Semler Brossy assists the Committee in the review and design of the Company’s executive compensation program.

•
The charter of the Compensation and Human Capital Committee requires that each member meet the independence requirements of the NYSE and the rules and regulations of the SEC.

•
In 2021 no member of the Committee was an officer, employee, or former officer of the Company or any Company subsidiary or had any relationship under circumstances requiring disclosure in this Proxy Statement pursuant to SEC regulations.

•
In 2021 no Company executive officer served as a member of a compensation committee or as a director of another entity under circumstances requiring disclosure in this Proxy Statement pursuant to SEC regulations.

2022 Proxy Statement| 26

PROPOSAL 1: ELECTION OF DIRECTORS

MEMBERS • Karen N. Horn, Ph.D. (Chair) • Glyn F. Aeppel • Larry C. Glasscock • Allan Hubbard • Gary M. Rodkin COMMITTEE CHARTER The Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition.	GOVERNANCE AND NOMINATING COMMITTEE	Meetings in 2021	6

 ALL MEMBERS ARE INDEPENDENT
FUNCTION, AUTHORITY AND PRIMARY RESPONSIBILITIES
•
Nominates persons to serve as directors in accordance with our Governance Principles, and prescribe appropriate qualifications for Board members.

•
Develop and recommend to the Board the Governance Principles applicable to the Company and the Board, leads the Board in its annual evaluation of the Board’s performance, oversees the assessment of the independence of each director, reviews compliance with stock ownership guidelines and makes recommendations regarding compensation for non-employee directors.

•
Responsible for screening director candidates, but may solicit advice from our CEO and other members of the Board.

•
Authority to retain legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors.

•
Assist and generally advise the Board on ESG matters, including overseeing the Company’s ESG strategy and related goals and policies, and periodically review with management the Company’s progress towards the achievement of such strategy and goals.

•
The charter of the Governance and Nominating Committee requires that each member meet the independence requirements of the NYSE, and any other legal and regulatory requirements.

Director Compensation
Compensation of Independent Directors
The Board believes that competitive compensation arrangements are necessary to attract and retain qualified independent directors. On February 12, 2018, after conducting an extensive review, including analyzing the compensation practices of leading companies of similar size to the Company, under supervision of the Governance and Nominating Committee, and upon recommendation of the Compensation and Human Capital Committee’s independent compensation consultant, Semler Brossy, the Board approved changes to the compensation arrangements for independent directors of the Company. These were the first changes made to the overall compensation program for the Board’s independent directors since 2015.
The Company continues to compensate its independent directors through the use of annual retainers. After the independent directors are elected, the Company awards each independent director an annual cash retainer of  $110,000, paid quarterly, and makes a restricted stock award with a grant date value of  $175,000 that vests on the first anniversary of the grant date. In addition to the annual cash and restricted stock retainers for service as a director described above, each independent director receives additional annual retainers based on his or her role(s) as a committee chairperson, a committee member or Lead Independent Director. The chairperson of the Audit Committee and the chairperson of the Compensation and Human Capital Committee each are paid an annual retainer of $35,000. The chairperson of the Governance and Nominating Committee is paid an annual retainer of $25,000. Each member of the Audit Committee and Compensation and Human Capital Committee is paid a $15,000 annual retainer. Each member of the Governance and Nominating Committee is paid a $10,000 annual retainer. The annual retainer for the Lead Independent Director is $50,000. These committee chairperson, committee member and Lead Independent Director retainers are paid 50% in cash and 50% in restricted stock.
The Operating Partnership’s 2019 Stock Incentive Plan (the “2019 Plan”) provides that the aggregate grant date fair market value of equity awards that may be granted during any fiscal year to an independent director shall not exceed $750,000.

27 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

Director Stock Ownership Guidelines
We have a stringent stock retention policy that further aligns our directors’ financial interests with those of our shareholders. The Company believes that it is advisable for its independent directors to retain a fixed dollar amount of Company common stock as opposed to a fixed number of common shares. The stock ownership guidelines for each of the Company’s independent directors require that each independent director own $850,000 worth of common stock of the Company (or the equivalent amount of limited partnership units of the Operating Partnership) by no later than six years after the date he or she is elected to the Board. Stock options and unvested shares of restricted stock do not count toward this requirement. The ownership guidelines also require independent directors to hold shares acquired upon the vesting of restricted stock awards received as compensation for their service on the Board and its Committees, together with all dividends paid on such awards which are required to be utilized to purchase additional shares of the Company’s common stock, in the director account of the Company’s deferred compensation plan until the director retires, dies or becomes disabled, or otherwise no longer serves as a director. The Company’s deferred compensation plan is described in “Other Elements of Compensation” in the section of this Proxy Statement titled “Compensation Discussion and Analysis” on page 47.
Any director who is prohibited by law or by applicable regulation of his or her employer from having an ownership interest in our securities will be exempt from this requirement until the restriction is lifted, at which time he or she will have the following six-year period to comply with the ownership guidelines. The Board may grant exceptions on a case by case basis.
As of March 15, 2022, all independent directors of the Board have met or, within the applicable period, are expected to meet, these stock ownership guidelines.

2021 Independent Director’s Compensation
The following table sets forth information regarding the compensation we paid to our independent directors for 2021:
NAME(1)	FEES EARNED OR PAID IN CASH	STOCK AWARDS(2)	TOTAL
Glyn F. Aeppel	$115,000	$176,548	$291,548
Larry C. Glasscock	$147,500	$208,305	$355,805
Karen N. Horn, Ph.D.	$122,500	$183,840	$306,340
Allan Hubbard	$122,500	$183,840	$306,340
Reuben S. Leibowitz	$135,000	$196,073	$331,073
Gary M. Rodkin	$115,000	$176,548	$291,548
Peggy Fang Roe	$7,174	$70,242	$77,416
Stefan M. Selig	$125,000	$186,310	$311,310
Daniel C. Smith, Ph.D.	$117,500	$178,900	$296,400
J. Albert Smith, Jr.	$135,000	$196,073	$331,073
Marta R. Stewart	$117,500	$178,900	$296,400

(1)
As of December 31, 2021, the independent directors owned shares of restricted stock subject to vesting requirements in the following amounts: Glyn F. Aeppel—1,501; Larry C. Glasscock—1,771; Karen N. Horn, Ph.D.—1,563; Allan Hubbard—1,563; Reuben S. Leibowitz—1,667; Gary M. Rodkin—1,501; Peggy Fang Roe—462; Stefan M. Selig—1,584; Daniel C. Smith, Ph.D.—1,521; J. Albert Smith, Jr.—1,667; and Marta R. Stewart—1,521.

Mr. David Simon, Mr. Richard S. Sokolov and Mr. Herbert Simon, who were also directors during 2021, are not included in this table because they are not independent directors and did not receive any compensation for their service as directors. In 2021, Mr. Herbert Simon received $100,000 in employment compensation for his service as our Chairman Emeritus. The compensation paid to Mr. David Simon as an executive officer of the Company, is shown in the Summary Compensation Table in the “Executive Compensation Tables” section of this Proxy Statement on page 50.
(2)
Represents the ASC 718 grant date fair value of the restricted stock awarded to the directors, determined based on the closing price of our common stock as reported by the NYSE on the date of grant. Restricted stock granted to directors must be held in the director deferred compensation account and dividends on the restricted shares must be reinvested in additional shares of common stock which also must be held in the director deferred compensation account. One of our directors elected to defer his cash compensation in 2021.

2022 Proxy Statement| 28

PROPOSAL 1: ELECTION OF DIRECTORS

Delinquent Section 16(a) Reports
With respect to one purchase transaction, John Rulli filed one late Form 4.
Ownership of Equity Securities of the Company
Directors and Executive Officers
As of March 15, 2022, the existing directors and executive officers identified below:
•
Owned beneficially the indicated number and percentage of common shares and Class B common stock treated as a single class; and

•
Owned beneficially the indicated number and percentage of units of the Operating Partnership which are exchangeable for common shares on a one-for-one basis or cash, as determined by the Company. The number of units includes earned and fully vested performance-based LTIP units which are convertible at the option of the holder into units of the Operating Partnership on a one-for-one basis.

Unless otherwise indicated in the footnotes to the table, shares or units are owned directly and the indicated person has sole voting and investment power.
	SHARES AND UNITS BENEFICIALLY OWNED		UNITS BENEFICIALLY OWNED
NAME	NUMBER(1)(2)(3)	PERCENT(4)	NUMBER	PERCENT(5)
David Simon(6)	28,819,322	8.12%	26,753,553	7.12%
Glyn F. Aeppel	10,616	*	—	—
Larry C. Glasscock	31,713	*	—	—
Karen N. Horn, Ph.D.	29,934	*	—	—
Allan Hubbard	25,438	*	—	—
Reuben S. Leibowitz(7)	45,280	*	—	—
Gary M. Rodkin	10,548	*	—	—
Peggy Fang Roe	462	*	—	—
Stefan M. Selig	23,528	*	—	—
Herbert Simon(8)	28,819,322	8.12%	26,753,553	7.12%
Daniel C. Smith, Ph.D.	21,610	*	—	—
J. Albert Smith, Jr.	55,250	*	—	—
Richard S. Sokolov	787,355	*	493,984	*
Marta R. Stewart	7,892	*	—	—
Steven E. Fivel(9)	102,059	*	79,263	*
Brian J. McDade	18,163	*	1,264	*
John Rulli(10)	249,337	*	204,165	*
Alexander L.W. Snyder	12,010	*	948	*
All Directors and executive officers as a group (20 people)(11)	30,265,073	8.50%	27,533,809	7.33%

*
Less than one percent

(1)
Includes the following common shares that may be issued upon exchange of units (including vested LTIP units) held by the following persons on March 15, 2022: David Simon, Herbert Simon and other members of the MSA Group (as defined in footnote 4 of the Principal Shareholders table on page 31),—26,753,553; Richard S. Sokolov—493,984; John Rulli—204,165; Steven E. Fivel—79,263; Brian J. McDade—1,264; Alexander L.W. Snyder—948; and all directors and executive officers as a group—27,533,809. Units are exchangeable either for common shares on a one-for-one basis or for cash as determined by the Company.

(2)
Includes the following restricted shares which are subject to vesting requirements: Glyn F. Aeppel—1,501; Larry C. Glasscock—1,771; Karen N. Horn, Ph.D.—1,563; Allan Hubbard—1,563; Reuben S. Leibowitz—1,667; Gary M. Rodkin—1,501; Peggy Fang Roe—462; Stefan M. Selig—1,584; Daniel C. Smith, Ph.D.—1,521; J. Albert Smith, Jr.—1,667; Marta R. Stewart—1,521; Brian J. McDade—3,496; Alexander L.W. Snyder—3,666; and all

29 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

directors and executive officers as a group—25,827. Includes shares acquired through the reinvestment of dividends on common shares held in the Director Deferred Compensation Plan.
(3)
As of December 31, 2021, the following restricted shares were held by the independent directors: Glyn F. Aeppel—8,400; Larry C. Glasscock—14,290; Karen N. Horn, Ph.D.—20,032; Allan Hubbard—14,375; Reuben S. Leibowitz—19,001; Gary M. Rodkin—9,083; Peggy Fang Roe—462; Stefan M. Selig—7,617; Daniel C. Smith, Ph.D.—14,157; J. Albert Smith, Jr.—24,187; and Marta R. Stewart—7,085. These amounts do not include shares acquired from the reinvestment of dividends which are required to be reinvested in additional shares of common stock which also must be held in the Director Deferred Compensation Plan and do not include any other shares owned by the independent directors.

(4)
On March 15, 2022, there were 328,342,289 shares of common stock and 8,000 shares of Class B common stock outstanding. Upon the occurrence of certain events, shares of Class B common stock convert automatically into common shares (on a one-for-one basis). These percentages assume the exchange of units for common shares only by the applicable beneficial owner.

(5)
On March 15, 2022, the Operating Partnership had 375,669,351 units outstanding, of which we owned, directly or indirectly, 328,350,289 or 87.4%. These percentages assume that no units held by limited partners are exchanged for common shares. The number of units shown does not include any unvested LTIP units and any unvested RSUs awarded under a long-term incentive performance program as described in the “Compensation Discussion and Analysis” section of this Proxy Statement that begins on page 34, because the unvested LTIP units are subject to performance and/or time-based vesting requirements and the unvested RSUs are subject to time-based vesting requirements.

(6)
Includes common shares, shares of Class B common stock and units beneficially owned by the MSA Group. See the Principal Shareholders Table on page 31.

(7)
Includes 2,500 shares of common stock held by Mr. Leibowitz’s wife. Does not include 7,500 shares of common stock held by charitable foundations of which Mr. Leibowitz is an officer or trustee and 1,400 shares of common stock held by various trusts of which Mr. Leibowitz’s wife is the trustee. Mr. Leibowitz disclaims beneficial ownership of these shares.

(8)
Includes common shares, shares of Class B common stock and units beneficially owned by the MSA Group. See the Principal Shareholders Table on page 31.

(9)
Includes 383 shares of common stock held by Mr. Fivel’s wife.

(10)
Includes 8,130 shares of common stock held in a grantor retained annuity trust for the benefit of Mr. Rulli’s children.

(11)
Does not include 4,172,426 units beneficially owned by or for the benefit of Simon family members as to which members of the MSA Group do not have voting or dispositive power.

2022 Proxy Statement| 30

PROPOSAL 1: ELECTION OF DIRECTORS

Principal Shareholders
The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of any class of our voting securities as of March 15, 2022. Unless otherwise indicated in the footnotes, shares are owned directly and the indicated person has sole voting and investment power.
	SHARES(1)
NAME AND ADDRESS	NUMBER OF SHARES	%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	47,545,983	14.48%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	35,039,594	10.67%
Melvin Simon & Associates, Inc., et al.(4) 225 West Washington Street Indianapolis, IN 46204	28,819,322(5)	8.12%(6)
Cohen & Steers, Inc., et al(7) 280 Park Avenue 10th Floor New York, NY 10017	22,346,774	6.81%
State Street Corporation and Subsidiaries(8) State Street Financial Center One Lincoln Street Boston, MA 02111	21,369,438	6.51%

(1)
Voting shares include shares of common stock and Class B common stock. Upon the occurrence of certain events, Class B common stock converts automatically into shares of our common stock (on a one-for-one basis). The amounts in the table also include shares of common stock that may be issued upon the exchange of units of limited partnership interest, or units, of the Operating Partnership, that are exchangeable either for shares of common stock (on a one-for-one basis) or for cash, as determined by the Company.

(2)
Based solely on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 10, 2022. The Vanguard Group has the sole power to vote 0 shares of common stock and dispose of 45,906,685 shares of common stock and shared power to vote 858,185 shares of common stock and dispose of 1,639,298 shares of common stock.

(3)
Based solely on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 27, 2022. BlackRock, Inc. has the sole power to vote 30,292,667 shares of common stock and the sole power to dispose of 35,039,594 shares of common stock.

(4)
Based on information provided by MSA, Mr. David Simon, Mr. Herbert Simon, two voting trusts and other entities and trusts controlled by or for the benefit of MSA, Mr. David Simon or Mr. Herbert Simon, as the case may be (collectively, the “MSA Group”), including in a Schedule 13G/A filed with the SEC on February 14, 2022: MSA has sole power to vote and dispose of 11,634,169 shares of common stock and shared power to vote and dispose of 889,747 shares of common stock; Mr. Herbert Simon, a director, has sole power to vote and dispose of 5,615,001 shares of common stock and shared power to vote and dispose of 898,120 shares of common stock; Mr. David Simon, an executive officer and director has sole power to vote 10,524,087 shares of common stock, the sole power to dispose of 3,605,820 shares of common stock, shared power to vote 1,016,890 shares of common stock and shared power to dispose of 7,935,157 shares of common stock. A total of 890,120 shares of common stock included in the amount reported for the MSA Group and 8,000 shares of Class B common stock are subject to the two voting trusts as to which Mr. David Simon and Mr. Herbert Simon are the voting trustees. MSA is owned 30.94% by trusts for the benefit of Mr. Herbert Simon, 3.04% by a trust for the benefit of Mr. David Simon, and by certain other shareholders.

(5)
Includes 2,057,769 shares of common stock currently outstanding; 26,753,553 shares of common stock issuable upon exchange of units; and 8,000 shares of Class B common stock. Does not include 4,172,426 units that are held by or for the benefit of Simon family members as to which MSA, Mr. David Simon or Mr. Herbert Simon do not have voting or dispositive power.

(6)
Assumes the exchange of units by the subject holder only.

31 |investors.simon.com

PROPOSAL 1: ELECTION OF DIRECTORS

(7)
Based solely on information provided by Cohen & Steers, Inc., Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited, Cohen & Steers Asia Limited, and Cohen & Steers Ireland Limited in a Schedule 13G/A filed with the SEC on February 14, 2022. Cohen & Steers, Inc. has the sole power to vote 15,489,647 shares of common stock and the sole power to dispose of 22,346,774 shares of common stock; Cohen & Steers Capital Management, Inc. has the sole power to vote 15,411,130 shares of common stock and the sole power to dispose of 21,925,673 shares of common stock; Cohen & Steers UK Limited has the sole power to vote 50,225 shares of common stock and the sole power to dispose of 392,809 shares of common stock; Cohen & Steers Asia Limited has the sole power to vote and dispose of 17,433 shares of common stock; and Cohen & Steers Ireland Limited has the sole power to vote and dispose of 10,859 shares of common stock.

(8)
Based solely on information provided by State Street Corporation in a Schedule 13G/A filed with the SEC on February 14, 2022. State Street Corporation has shared power to vote 17,349,247 shares of common stock and shared power to dispose of 21,332,871 shares of common stock.

2022 Proxy Statement| 32

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

Our executive compensation program is designed to facilitate long-term value creation for the benefit of all of our stakeholders—customers, employees, suppliers, communities, and shareholders. We believe our focus on pay-for-performance and on corporate governance creates alignment between the interests of our named executive officers (“NEOs”) and the interests of all of the Company’s stakeholders, including its shareholders.
We are asking for shareholder approval, on an advisory or non-binding basis, of the compensation of our NEOs, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation policies and practices described in this Proxy Statement.
We will evaluate whether any actions are necessary to address significant concerns as a result of this advisory vote. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2023 annual meeting of shareholders.
For the reasons discussed above and in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables,” the Board intends to introduce the following resolution at the 2022 Annual Meeting:

“RESOLVED, that the compensation of the Named Executive Officers of the Company, as disclosed in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables,” including the compensation tables and their accompanying narrative discussion, is approved.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
33 |investors.simon.com

COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

At our 2021 annual meeting, approximately 92.5% of the shares voting approved our advisory Say-on-Pay vote. The Committee believes that this support demonstrates a strong alignment between the interests of our NEOs and the interests of all of the Company’s stakeholders, including its shareholders.
The Committee reviewed and discussed with management the Compensation Discussion and Analysis section included in this Proxy Statement. Based on its review and these discussions with management, the Committee recommended to the Board that it be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and included in the Proxy Statement for the 2022 Annual Meeting.
All references to the “Committee” in this Report are to the Compensation and Human Capital Committee.
The Compensation and Human Capital Committee:
Reuben S. Leibowitz, Chairman
Allan Hubbard
Stefan M. Selig
Daniel C. Smith, Ph.D.
J. Albert Smith, Jr.
March 29, 2022
The Compensation and Human Capital Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.
COMPENSATION DISCUSSION AND ANALYSIS

2022 Proxy Statement| 34

COMPENSATION DISCUSSION AND ANALYSIS

I.
Executive Summary

2021 was a very good year for Simon Property Group, during which the Company showed its resiliency.
During 2021 Simon delivered impressive results:
•
Consolidated revenues increased more than 11% to $5.12 billion.

•
FFO increased more than 38% to $4.49 billion.

•
Our share of Portfolio NOI, including NOI from Taubman Realty Group (“TRG”) and international properties on a constant currency basis, grew 22%, or more than $925 million, to $5.08 billion.

•
Occupancy for our U.S. Malls and Premium Outlets® increased 210 basis points and ended the year at 93.4% and The Mills® occupancy ended the year at 97.6% (60 basis points higher than year end 2019).

•
Reported retailer sales across our portfolio were $713 per square foot, an increase of more than 42% year-over-year.

•
The total return on our stock, including dividends, was more than 95% and outperformed the S&P 500 in 2021.

•
We completed more than 20 redevelopment projects across all our platforms in the U.S. and internationally during the year.

•
We executed more than 4,100 leases totaling over 15 million square feet across the portfolio.

•
In just one year, we, together with our partners, stabilized JCPenney’s business; significantly improved its financial results; de-levered the balance sheet; added private and exclusive national brands; and established a new leadership team focused on the future growth of this storied retailer.
•
Our investment in SPARC Group performed exceedingly well in 2021 with strong growth in sales and earnings before interest, taxes and depreciation (“EBITDA”).

•
Simon’s sustainability performance improved in 2021 and has been recognized by international organizations.

•
Simon earned a prestigious place on CDP’s climate change ‘A List’ that represents results on a climate change questionnaire achieved by only 200 of the 13,000+ (<1.5%) reporting organizations globally.

•
Simon was once again awarded a Green Star ranking (2014-2021), the highest designation awarded for leadership in sustainability performance by the Global Real Estate Sustainability Benchmark (GRESB).

•
Simon was also awarded 28 new Institute of Real Estate Management (IREM®) Certified Sustainable Property Certifications (IREM CSP) across our portfolio.

•
Simon was recognized for the first time as a “Best Places to Work for Disability Inclusion” by the organization “Disability: IN” for our continued efforts with respect to diversity and inclusion.

II.
Objectives of Our Executive Compensation Program

Our executive compensation program is designed to accomplish the following objectives:

•	Retain a group of highly-experienced executives who have worked together as a team for a long period of time and who make major contributions to our success.	•	Attract other highly-qualified executives to strengthen that team and facilitate succession planning.	•	Motivate executives to contribute to the achievement of corporate and business unit goals as well as individual goals.

•	Emphasize equity-based incentives with long-term performance measurement periods and vesting conditions.	•	Align interests of executives with shareholders by linking payouts to performance measures that are designed to promote the creation of long-term shareholder value.
35 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

III.
Our Executive Compensation Program

WHAT WE DO
Pay for Performance. Annual Cash Incentive Program. Heavy emphasis on performance-based cash compensation. Annual Cash Incentive Compensation is paid only if certain FFO targets are achieved.

Pay for Performance. Our Long-Term incentive programs are designed to incentivize performance. The substantial majority of our 2021 long-term equity compensation program is performance-based. The 85% performance-based portion is tied to (i) achievement of a pre-established growth rate on an objective financial metric, (ii) rigorous absolute total shareholder return (“TSR”) performance goals, and (iii) achievement of certain objective performance goals. The 15% that is time-based cliff vests three years after grant, subject to the grantee’s continued service with the Company.

ESG and DEI. We include at least one ESG-related and one DEI-related strategic objective in each of our 2021 LTI Program and our 2022 LTI Program.

Post-Performance Time-Based Vesting on Earned LTIP Units. LTIP units are earned based on specific performance criteria. Once any units are earned under these programs, executives must remain with the Company for an additional one-year period to vest in the LTIP units.

Robust Stock Ownership Guidelines. Stock ownership guidelines for our CEO and other NEOs are 6x and 3x base salary, respectively. In addition, the CEO and other NEOs must retain shares until he or she retires, dies, becomes disabled or is no longer our employee. All non-employee directors must hold common stock while they serve as directors.

Double Trigger Equity Acceleration Upon a Change in Control. All equity grants include double trigger equity acceleration provisions.
Clawback Policy. Applies in the event of any material restatement of the Company’s financials, whether or not fraud/misconduct is involved.
Independent Compensation Consultant. The Committee has utilized an independent compensation consulting firm, Semler Brossy, since the end of 2011.
Compensation Risk Assessments. Conducted annually to evaluate whether the executive compensation program encourages excessively risky behaviors.
WHAT WE DON’T DO
No Excessive Perquisites. No supplemental executive retirement plans, company cars, club memberships or other significant perquisites.

No Gross-Ups. We have never had any arrangements requiring us to gross-up compensation to cover taxes owed by the executives, including excise taxes payable by the executive in connection with a change in control.

No Excessive Retirement and Health Benefits. The Company has never had a traditional defined benefit plan.
No Hedging or Pledging of Company Stock. Our NEOs and directors are prohibited from engaging in any hedging or pledging of Company stock.

2022 Proxy Statement| 36

COMPENSATION DISCUSSION AND ANALYSIS

IV.
Executive Compensation Approach and Process

Alignment of Pay with Performance
The Committee has designed our executive compensation program for our NEOs to provide pay outcomes which are aligned with, and responsive to our operating, financial and market performance in both good and challenging times. We believe that a significant amount of the compensation of our CEO and other NEOs should be performance-based in the form of variable pay (annual and long-term incentives) to emphasize our commitment to rewarding only excellent performance, not poor performance. Our compensation decisions in 2021 were consistent with this approach. The percentage of compensation that was at risk in 2021 for our CEO and the average of our other NEOs was 88% and 77.4%, respectively.

37 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

What We Pay and Why: Principal Elements of Compensation
To accomplish our compensation objectives, we designed our executive compensation program with three major elements: Base Salary; Annual Cash Incentive Compensation; and Performance-Based Long-Term Incentives.
	OBJECTIVES	KEY FEATURES
Base Salary	• Provide an appropriate level of fixed compensation that will promote executive recruitment and retention.	• Fixed compensation.
Annual Cash Incentive Compensation	• Reward achievement of our annual financial and operating goals based on the Committee’s quantitative and qualitative assessment of the executive’s contributions to that performance.
•
Variable, short-term cash compensation.

•
Funded upon achievement of a threshold FFO level.

•
Allocated based on objective and subjective evaluation of Company, business unit, and individual performance.

Long-Term Incentive Programs
•
Promote the creation of long-term shareholder value.

•
Align the interests of our executives with the interests of our shareholders.

•
Promote the retention of our executives through a vesting requirement after awards are earned or otherwise awarded.

2019 LTIP
•
100% performance-based long-term equity compensation.

•
Performance Metrics:

•
FFO (weighted 50%).

•
TSR vs FTSE NAREIT Equity Retail Index (weighted 30%).

•
Objective Strategic Goals (weighted 20%).

•
Three-year performance period ended on December 31, 2021.

•
Any amounts earned will vest no later than January 1, 2023.

•
Maximum amount that could have been earned is 150% of the Target award.

•
Rigorous minimum performance thresholds to receive any payout.

2020 LTI Program
•
The Committee deferred establishing a 2020 long-term incentive plan in March 2020 due to the unprecedented impact of the COVID-19 pandemic on the Company’s operations and the uncertainty that it created at that time. This low-visibility environment and volatility hampered the ability of the Committee to set appropriate performance goals for any long-term equity compensation.

•
Time-based long-term equity-based compensation (RSUs).

•
RSUs subject to vesting based on the grantee’s continued service with the Company.

•
Each vested RSU entitles the grantee to receive one share of common stock of the Company.

•
The RSUs vested, one-third on January 1, 2022 and will vest, one-third on January 1, 2023, and one-third on January 1, 2024, subject to the grantee’s continued service on each vesting date.

2021 LTI Program
•
85% performance-based long-term equity compensation (LTIP units).

•
Performance Metrics:

•
FFO (weighted 50%).

•
Absolute TSR (weighted 20%).

•
Objective Strategic Goals (weighted 15%).

•
Three-year performance period ends on December 31, 2023.

•
Any amounts earned will vest no later than January 1, 2025.

•
Maximum amount that may be earned is 150% of the Target award.

•
Rigorous minimum performance thresholds to receive any payout.

•
15% time-based long-term equity-based compensation (RSUs).

•
Three-year vesting period based on the grantee’s continued service with the Company.

•
Cliff vest on March 1, 2024.

•
Each RSU entitles the grantee to receive one share of common stock of the Company.

2022 Proxy Statement| 38

COMPENSATION DISCUSSION AND ANALYSIS

Role of the Independent Compensation Consultant
The Committee has retained Semler Brossy as its independent consultant since 2011. Semler Brossy reports directly to the Committee and performs no other work for the Company unless directed by the Committee. The Committee has analyzed whether the work of Semler Brossy, as a compensation consultant, has raised any conflict of interest, taking into consideration the following factors:
i.
The provision of other services to the Company by Semler Brossy;

ii.
The amount of fees from the Company paid to Semler Brossy as a percentage of the firm’s total revenue;

iii.
Semler Brossy’s policies and procedures that are designed to prevent conflicts of interest;

iv.
Any business or personal relationship of Semler Brossy or the individual compensation advisors employed by the firm with an executive officer of the Company;

v.
Any business or personal relationship of the individual compensation advisors with any member of the Committee; and

vi.
Any stock of the Company owned by Semler Brossy or the individual compensation advisors employed by the firm.

The Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisors employed by Semler Brossy as compensation consultants to the Company has not created any conflict of interest.

Role of Management in Compensation Decisions
Our CEO provides recommendations to the Committee on the compensation of each of the other NEOs. The CEO develops recommendations using peer group data, assessments of individual performance and achievement of the Company’s strategic and tactical plans, the state of the business environment, and input from our human resources department on various factors (e.g., compensation history, tenure, responsibilities, market data for competitive positions and retention concerns). The Committee considers our CEO’s recommendations together with the input of our independent compensation consultant; however, all final compensation decisions affecting NEOs’ pay are made by the Committee itself. Additionally, all aspects of the CEO’s compensation and resulting compensation decisions are determined by the Committee.

V.
2021 Say-on-Pay Vote

At our 2021 annual meeting of shareholders, the percentage of shares voting that approved our advisory “Say-on-Pay” vote was approximately 92.5%. The Committee believes that this support level demonstrates a strong alignment among our shareholders, the Company’s performance, and our executive compensation program. Accordingly, the Committee did not make any changes to the Company’s executive compensation program in response to the 2021 “Say-on-Pay” vote.

VI.
Company Peer Group and Compensation Assessment

The Committee uses an industry peer group as a source of data for assessing and determining pay levels for our NEOs. The peer group is reviewed annually, and recalibrated when appropriate, by the Committee’s independent compensation consultant. Developing a relevant peer group is challenging because the Mall REITs and Retail REITs are not of comparable market size, complexity and breadth of operations. Non-Retail REITs are not directly comparable to us because of the different underlying business fundamentals. Therefore, the Committee does not formulaically derive target pay opportunities or actual pay levels from these other companies;
rather, this industry peer group is intended to provide the Committee with insight into overall market pay levels, market trends, commonly-viewed “best” governance practices, and industry performance for certain REITs. The Committee also evaluated the appropriateness of this peer group by considering the methodology used by Institutional Shareholder Services, or “ISS.” ISS has regularly excluded Mall REITs and Retail REITs and instead has included certain Hotel and Resort REITs, Health Care REITs and Office REITs as members of the Company’s peer group.

39 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

Taking the facts and analysis described above into account, the Committee determined that the 2021 Company peer group would include the 16 largest companies in the real estate industry by market capitalization, with some restrictions to maintain a balanced mix. Specifically, the group includes:
•
The six largest (by market capitalization) Retail REIT companies;

•
The six largest (by market capitalization) Non-Retail REIT companies; and

•
The four largest (by market capitalization) companies from the broader real estate industry.

The 2021 peer group reflects changes in the market capitalization of certain participants in the real estate industry as well as an initial public offering. Changes from the 2020 peer group include the removal of two companies (Welltower, Inc. and Cushman & Wakefield plc) and the addition of two companies (Digital Realty Trust, Inc. and Redfin Corporation). Digital Realty Trust Inc. and Redfin Corporation replaced Welltower, Inc. and Cushman & Wakefield plc as a result of changes in market capitalization.

VII.
2021 Peer Group

PEER COMPANY	COMPANY TYPE
American Tower Corp. (NYSE:AMT)	Specialized REIT
Brixmor Property Group Inc. (NYSE:BRX)	Retail REIT
CBRE Group, Inc. (NYSE:CBRE)	Real Estate Services
Crown Castle International Corp. (NYSE:CCI)	Specialized REIT
Digital Realty Trust, Inc. (NYSE:DSR)	Specialized REIT
Equinix, Inc. (NasdaqGS:EQIX)	Specialized REIT
Federal Realty Investment Trust (NYSE:FRT)	Retail REIT
Jones Lang LaSalle, Inc. (NYSE:JLL)	Real Estate Services
Kimco Realty Corp. (NYSE:KIM)	Retail REIT
National Retail Properties, Inc. (NYSE:NNN)	Retail REIT
Prologis, Inc. (NYSE:PLD)	Industrial REIT
Public Storage (NYSE:PSA)	Specialized REIT
Realty Income Corporation (NYSE:O)	Retail REIT
Redfin Corporation (NasdaqGS:RDFN)	Real Estate Services
Regency Centers Corporation (NasdaqGS:REG)	Retail REIT
The Howard Hughes Corp. (NYSE:HHC)	Real Estate Development
Simon Property Group	Retail REIT

VIII.
Compensation in 2021

The Committee’s meetings in 2021 were designed, among other things, to facilitate and encourage free and frank discussions among Committee members, executive management, the Committee’s compensation consultant and other Company personnel involved in executive compensation matters. The Committee made decisions impacting the type and amount of compensation paid to our
NEOs as reported in the Summary Compensation Table in the "Executive Compensation Tables" section of this Proxy Statement on page 50. These decisions related to: Base Salaries, Annual Cash Incentive Compensation for 2021 performance, and Long-Term Incentive opportunities primarily in the form of performance-based LTIP units with a limited number of time-based RSU awards for our NEOs.

2021 Base Salaries
The Committee periodically reviews base salaries for the NEOs and makes adjustments to reflect market conditions, changes in responsibilities, and merit increases. In 2021 none of the Company’s NEOs received an increase in base salary.

2022 Proxy Statement| 40

COMPENSATION DISCUSSION AND ANALYSIS

2021 Annual Cash Incentive Compensation
The Committee rewards executive officers with Annual Cash Incentive Compensation for achieving the Company’s financial and operating plan taking into account an assessment of each NEO’s contributions to those achievements. Payouts under our Annual Cash Incentive Compensation program are the result of both the Company and the individuals reaching established performance targets. The Committee follows a two-step process to determine what amounts will be paid under the Annual Cash Incentive Compensation program each year:
1.
The Company must deliver certain FFO performance during the year before any payments may be made under the program. If Threshold performance is not achieved, no payments are made. At its meeting in mid-March 2022 the Committee reviewed the Company’s 2021 reported FFO per share of  $11.94, (“Reported FFO”) and its 2021 cash incentive compensation FFO per share of  $11.42 (“Compensation Committee FFO”), used solely for purposes of measuring performance under our Annual Cash Incentive Compensation program, and the FFO performance criterion of our 2019 LTIP, which reflected the following adjustments: a downward adjustment for a non-recurring deferred tax gain associated with the Company’s investment in Klépierre, a downward adjustment for non-recurring gains related to a transaction with Authentic Brands Group and invesment activity, and an upward adjustment for debt extinguishment related charges during 2021. Because both the Company’s Reported FFO and lower Compensation Committee FFO exceeded not only the Threshold FFO performance level of $9.38 per share but also the Maximum FFO performance level of  $9.75 per share that the Committee had established in March 2021, the Committee moved to the second step in the process; evaluating each NEO’s performance, as described below. See “How Does Diluted Net Income per Share Reconcile to Compensation Committee FFO per Share?” and “Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?” in the section of this Proxy Statement titled “Frequently Asked Questions and Answers” on page 71.
2.
Each individual’s performance is assessed by the CEO and the Committee against defined goals and objectives which are established at the beginning of each year. The assessment delivers a total score for each individual. Each individual’s total score then determines the portion of that NEO’s Annual Cash Incentive Compensation that has been earned.

41 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

A summary of the NEOs’ 2021 goals and performance along with their 2021 Annual Cash Incentive Compensation payments may be found in the table below. We pay Annual Cash Incentive Compensation to NEOs in the first calendar quarter of the following year, so the Committee has sufficient time to assess our financial performance and the executives’ contributions for the preceding year.
2021 GOALS AND PERFORMANCE
NAMED EXECUTIVE OFFICER	2021 KEY INDIVIDUAL GOALS AND PERFORMANCE	2021 ANNUAL CASH INCENTIVE COMPENSATION AWARD	2020 ANNUAL CASH INCENTIVE COMPENSATION AWARD
David Simon	• Achieved FFO growth of more than 38% to a record $4.49 billion. • Generated a total return on SPG common stock, including dividends of more than 95% and outperformed the S&P 500 in 2021. • Executed more than 4,100 leases totaling over 15 million square feet across the portfolio; the highest amount of leasing activity the Company has done over the last six years. • Stabilized JCPenney’s business; significantly improved its financial results; de-levered the balance sheet; added private and exclusive national brands; and established a new leadership team.	$3,750,000	$1,710,000
Brian J. McDade	• Amended and extended the Company’s $3.5 billion revolving credit facility, which was the first REIT credit facility to adjust pricing to SOFR from LIBOR. • Completed two senior notes offerings totaling U.S.$2.75 billion. • Completed a €750 million senior notes offering. • Reduced the Company’s total debt outstanding by over U.S.$1.5 billion during 2021.	$650,000	$500,000
Steven E. Fivel
•
Oversaw the Company’s sustainability efforts allowing the Company, for the 2nd consecutive year to earn a prestigious place on CDP’s climate change ‘A List’ that represents results achieved by only 200 of the 13,000+ (<1.5)% reporting organizations globally.

•
Oversaw the Company’s efforts which resulted in Simon being awarded 28 new Institute of Real Estate Management (IREM®) Certified Sustainable Property Certifications (IREM CSP).

•
Led the Enterprise Risk Management Process working with the Company’s internal Audit Services function.

•
Oversaw several key zoning approvals required for property redevelopments.

		$750,000	$540,000
John Rulli	• Assisted in the negotiation of more than 4,100 leases totaling over 15 million square feet across the portfolio; the highest amount of leasing activity the Company has done over the last six years. • Amplified enterprise-wide communications from senior management to educate employees on the Company’s strategy and to further drive employee engagement. • Oversaw the implementation of several property security initiatives using technology, canines, and supervision programs.	$750,000	$450,000
Alexander L.W. Snyder	• Successfully negotiated certain strategic investments. • Assisted the Company’s Board committees with redrafting their charters to allocate ESG and DEI oversight responsibilities. • Assisted the Governance and Nominating Committee with the search for a new Board member.	$325,000	$206,000
2022 Proxy Statement| 42

COMPENSATION DISCUSSION AND ANALYSIS

2021 Long-Term Incentive Program
For our executive compensation plans to be effective, it is necessary for the Company’s NEO compensation to be competitive with that of other real estate companies and also with other large public and private enterprises with which the Company competes for executive talent. In order to achieve this, the Committee must take into account whether long-term incentives are reasonably obtainable or else face challenges retaining the Company’s NEOs. Based on all of the foregoing, the Committee worked with advice and assistance from Semler Brossy to create a long-term incentive program for 2021 specifically designed to take into account current business conditions.
The Committee reaffirmed its philosophy that a significant proportion of the total compensation for our NEOs should be performance-based and at risk. In March 2021 the Committee returned to its practice of granting performance-based long-term equity when it established the Company’s 2021 LTI Program based on the belief that at such time the Committee was in a position to set meaningful long-term performance goals.
Performance-based long-term equity, in the form of LTIP units, was a fundamental element of the 2021
LTI Program and the performance targets established as part of the 2021 LTI Program are rigorous and require strong long-term financial and operational performance, just as was the case with the Company’s prior long-term incentive plans. As set forth in greater detail below, the 2021 LTIP is modeled on the 2019 LTIP with performance metrics consisting of FFO CAGR, Absolute TSR, and Strategic Objective Performance Criteria; additionally, 15% of the 2021 LTI Program consists of RSUs that are time-based.
The Strategic Objective Performance Criteria, in addition to including objectives that require strong long-term financial and operational performance, also include ESG and DEI objectives, demonstrating our commitment to these integral initiatives.
In addition, as has consistently been the case, the performance targets established as part of the 2021 LTI Program are rigorous. Most recently, as described in greater detail below, only approximately 57% of the Target number of LTIP units awarded under the 2019 LTIP were earned. In the years before that fewer than 50% of the Target number of LTIP units awarded under Tranche A of the 2018 LTIP were earned and no LTIP units were earned under Tranche B of the 2018 LTIP.

How LTIP Units Work
LTIP units are a type of limited partnership interest issued by the Operating Partnership. Under the performance-based long-term incentive programs, LTIP unit awards can be earned in whole or in part, depending on the extent to which the performance targets set by the Committee for the relevant performance period are met. The Committee believes the design of the Company’s performance-based long-term incentive programs reflects the Company’s pay-for-performance philosophy and high expectations.
LTIP units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. During the performance period, holders of LTIP units will be allocated taxable profits and losses equal to one tenth of the amounts allocated to an Operating Partnership unit and will receive distributions equal to one tenth of the amount of regular quarterly distributions paid on an Operating Partnership unit, and certain special distributions. As a general matter, the profits interest characteristics of the LTIP units mean that they will not be economically equivalent in value at the time of award to the economic value of an Operating Partnership unit. The value of the LTIP units can increase over time until the value of the LTIP units is equivalent to the value of the Operating Partnership units on a one-for-one basis.
After the end of the performance period, to the extent that the required performance has been achieved, holders of earned LTIP units will be entitled to receive distributions in an amount per LTIP unit equal to the distributions, both regular and special, payable on a unit. Vested LTIP units are exchangeable for shares of the Company’s common stock on a one-for-one basis, or cash as selected by the Company. The number of performance-based LTIP units earned is determined by the Committee at the end of the performance period using the pre-established payout matrices (with linear interpolation between the specified payout percentages).

Previous LTIP Results
The Committee has historically established rigorous performance metrics in order for our NEOs to earn awards granted as part of our performance-based LTIP programs. The rigor of these metrics is reflected in the number of units actually earned under our historic LTIP programs, as summarized below:
•
Under the 2014-2016 LTIP, only 39.7% of the maximum number of LTIP units available were earned.

•
No LTIP units were earned under either the 2015-2017 LTIP or the 2016-2018 LTIP, notwithstanding the strong operating performance of the Company during those years.

43 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

•
In 2017 no LTIP was established.

•
Under Tranche A of the 2018 LTIP, which had a performance period of January 1, 2018 through December 31, 2019, only 32.5% of the maximum number of LTIP units available were earned.

•
No LTIP units were earned under Tranche B of the 2018 LTIP, which had a performance period of January 1, 2018 through December 31, 2020, as a direct result of the COVID-19 pandemic.

•
As described in greater detail below, for the 2019 LTIP which had a performance period of

January 1, 2019 through December 31, 2021 only 38% of the maximum number of LTIP units available were earned.
The maximum number of LTIP units available to be earned under the LTIPs described above from 2014 through 2021, among active participants, including all of the NEOs and select other executives, was 1,145,014 LTIP units and only 199,477 or 17.4% were earned.

At the Committee’s meeting in mid-March 2022 it determined that the Company’s performance during the performance period for the 2019 LTIP resulted in 38% of the Maximum number of LTIP units being earned.
The 2019 LTIP had three rigorous performance criteria.
The first performance criterion, with a 50% weighting, was that the Company’s FFO per share must have a CAGR of at least 2% during the performance period. The Company’s baseline FFO per share for purposes of calculating the FFO CAGR during the performance period was $11.85. At its meeting in mid-March 2022 the Committee reviewed the Company’s 2021 Reported FFO per share of $11.94, and its 2021 Compensation Committee FFO per share of  $11.42. See “2021 Annual Cash Incentive Compensation” on page 41. The Committee noted that based on these results the Threshold level of achievement for the FFO performance criterion would not have been achieved during the performance period. Next, the Committee considered the impact that COVID-19 had on the Company’s FFO during the performance period and determined that “but for” the COVID-19 disruption, the
Company would have easily surpassed the Threshold level of achievement for the FFO performance criterion and likely would have surpassed the Target level of achievement as well. The Committee also considered that it did not exercise its discretion with respect to the impact of the COVID-19 disruption on the Company’s performance when it determined that no LTIP units were earned under Tranche B of the 2018 LTIP a year earlier. The Committee noted that the appearance of COVID-19 was beyond the control of the NEOs and not foreseeable. The Committee also considered that the ability of the NEOs to mitigate the impact of COVID-19 on the Company’s FFO was limited by restrictive governmental orders. Based on these unforeseeable events and the restrictive governmental orders the Company faced which were beyond its control, the Committee exercised its discretion, in accordance with the 2019 LTIP with respect to determining the achievement of the FFO performance criterion. The Committee exercised its discretion only on one of the seven metrics in our 2019 LTIP and did not adjust any other outstanding performance cycles to ensure continued alignment with Company performance and shareholder outcomes. The Committee concluded that the aggregate impact of COVID-19 on the Company’s FFO was $1.30 per share for purposes of

2022 Proxy Statement| 44

COMPENSATION DISCUSSION AND ANALYSIS

determining the level of achievement of the FFO performance criterion, and that therefore a 2021 finally determined, compensation FFO amount of  $12.72 per share should be used to measure the Company’s FFO performance for the 2019 LTIP. This resulted in a three-year CAGR of 2.39%.
The second performance criterion, with a 30% weighting, was that the Company’s TSR percentage relative to the NAREIT Equity Retail Index for the performance period must be at least in the 25th percentile. The Company’s TSR ranked in the 22nd percentile for the three-year period ending December 31, 2021. As a result, the Threshold level of performance for this portion of the award opportunity was not achieved and no LTIP units were earned.
The third performance criterion, with a 20% weighting, was that the Company must satisfy at least three of five strategic objective performance criteria that the Committee established in March 2019. The Company achieved all five of these very challenging performance criteria and attained the Maximum level of achievement for this portion of the award opportunity. They were the following:
1.
Commence and complete no fewer than 15 department store redevelopments prior to December 31, 2021.

•
The Company commenced and completed 16 department store redevelopments during the performance period.

2.
Refinance, retire, or otherwise address no less than $6.6 billion of secured and unsecured debt.

•
The Company refinanced, retired, or otherwise addressed over $15.0 billion of secured and unsecured debt during the performance period.

3.
Commence five mixed-use redevelopments.

•
The Company commenced five mixed-use redevelopments, including redevelopments opening hotels and residential units.

4.
Strengthen technology infrastructure by accomplishing two of the following three initiatives: (i) replace the Company’s property management platform; (ii) update the Company’s disaster recovery plan; and (iii) implement a new cyber security system.

•
The Company successfully updated its disaster recovery plan and implemented a new cyber security system.

5.
Achieve “dwell time” by visitors to certain of the Company’s centers of at least 75 minutes.

•
The Company’s “dwell time” at the end of the performance period exceeded 75 minutes.

The performance levels required for the three performance components and associated payout amounts for the 2019 LTIP are set forth in the table below:
2019 LTIP PAYOUT OPPORTUNITY MATRICES
SIMON FFO PER SHARE CAGR WEIGHT 50%		SIMON TSR VS. FTSE NAREIT EQUITY RETAIL INDEX WEIGHTED AVERAGE TSR WEIGHT 30%		STRATEGIC OBJECTIVE PERFORMANCE CRITERIA
PERFORMANCE	PAYOUT % OF TARGET	PERFORMANCE	PAYOUT % OF TARGET	PERFORMANCE	PAYOUT % OF TARGET
< 2.0%	0.0%	< 25th percentile of Index	0.0%	< 3 Completed	0.0%
= 2.0%	50.0%	= 25th percentile of Index	50.0%	3 of 5 Completed	50.0%
= 3.0%	100.0%	= 55th percentile of Index	100.0%	4 of 5 Completed	100.0%
≥ 4.0%	150.0%	≥ 75th percentile of Index	150.0%	5 of 5 Completed	150.0%
45 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

The Committee analyzed the performance measures established for the three-year 2019 LTIP to determine whether such measures had been achieved. In March 2022 the Committee, using that analysis, determined that performance during the three-year performance period ending December 31, 2021, resulted in payouts as shown in the table below:
2019 LTIP ACTUAL PERFORMANCE RESULTS
COMPONENT	WEIGHTING	PERFORMANCE REQUIRED TO EARN TARGET	ACTUAL PERFORMANCE	% EARNED
FFO	50%	= 3.0%	2.39%	69.5%
Simon TSR vs. FTSE NAREIT Equity Retail Index TSR	30%	= 55th percentile of Index	< 25th percentile	0.0%
Strategic Objective Performance Criteria	20%	Achieve 4 of 5 Performance Criteria	Achieved 5 of 5 Performance Criteria	150.0%
The actual number of LTIP units that a participant can earn for the TSR component is determined by applying the results of Deloitte LLP’s (“Deloitte’s”) Monte Carlo analysis (described in Footnote 3 to the Summary Compensation Table in the “Executive Compensation Tables” section of this Proxy Statement on page 50) to the dollar value of the awards for the TSR component. This may result in a percentage of earned LTIP unit awards that is different from the grant date fair value weighting percentages.
The Committee determined, based on the performance results for the 2019 LTIP set forth in the table above, that the NEOs earned the number of LTIP units shown in the table below.
The LTIP units earned under the 2019 LTIP will vest on January 1, 2023. To vest in earned LTIP units, each recipient must maintain continuous service through the vesting date, except for termination of service resulting from death or disability or, in the Committee’s sole discretion, upon retirement. In addition, all of our NEOs (including our CEO) are subject to certain stock retention requirements.

PERFORMANCE METRICS:	FFO (50%)		Simon TSR vs. FTSE NAREIT Equity Retail Index TSR (30%)		Strategic Objective Performance Criteria (20%)		TOTAL TARGET LTIP UNITS	TOTAL EARNED LTIP UNITS(1)	TOTAL EARNED LTIP UNITS VALUE AT 12/31/2021(2)
EXECUTIVE	TARGET UNITS	EARNED UNITS (69.5%)	TARGET UNITS	EARNED UNITS (0%)	TARGET UNITS	EARNED UNITS (150%)
David Simon	18,322	12,731	15,958	0	7,329	10,993	41,609	23,724	$3,784,452
Brian J. McDade	2,894	2,011	2,520	0	1,158	1,736	6,572	3,747	$597,721
Steven E. Fivel	4,822	3,351	4,200	0	1,929	2,893	10,951	6,244	$996,043
John Rulli	4,822	3,351	4,200	0	1,929	2,893	10,951	6,244	$996,043
Alexander L.W. Snyder	1,447	1,006	1,260	0	579	868	3,286	1,874	$298,940

(1)
The weighting reflects the percentage allocated to the total dollar amount of total awards for LTIP grantees.

(2)
The grant date fair value of 2019 LTIP units is calculated by multiplying $159.77, the closing price of our common stock as reported by the NYSE for December 31, 2021, by the applicable number of LTIP units (net of the purchase price of  $0.25 per LTIP unit paid by the grantee).

IX.
Other Elements of Compensation

Retirement and Health and Welfare Benefits.   We have never had a traditional defined benefit pension plan. We maintain a 401(k) retirement plan in which all salaried employees can participate on the same terms. During 2021, our basic contribution to the 401(k) retirement plan was equal to 1.0% of the participant’s base salary and Annual Cash Incentive Compensation which vests 20% after the completion of two years and an additional 20% after each additional year of service until fully vested after six years. We match 100% of the first 3% of the participant’s contribution and 50% of the next 2% of the participant’s contribution. Our matching contributions are vested when made. Our basic and matching contributions are subject to applicable IRS limits and regulations. The limit for Company contributions for any participant in 2021 was $14,500. The contributions we made to the 401(k) accounts of the NEOs are shown in the “All Other Compensation” column of the Summary Compensation Table in the “Executive Compensation Tables” section of this Proxy Statement on page 50. NEOs also participate in health and welfare benefit plans on the same terms as other salaried employees.
No Gross Up for Excess Parachute Payments.    No NEOs have employment agreements. There are no arrangements requiring us to gross up compensation to cover taxes owed by the NEOs, including excise taxes payable by the NEOs in connection with a change in control.

2022 Proxy Statement| 46

COMPENSATION DISCUSSION AND ANALYSIS

Deferred Compensation Plan.   We maintain a nonqualified deferred compensation plan that has permitted senior executives, key employees and non-employee directors to defer all or part of their compensation, including awards under the 2019 Plan. There is an account for the executives and employees and a separate account for the non-employee directors. Although we have the discretion to contribute a matching amount or make additional incentive contributions, we have never done either. As a result, the amounts disclosed in the “Nonqualified Deferred Compensation in 2021” table in the “Executive Compensation Tables” section of this
Proxy Statement on page 54 consist entirely of compensation earned by, but not yet paid to, the NEOs and any earnings on such deferred compensation. A participant’s deferrals are fully vested, except for any restricted stock or RSU awards that still have vesting requirements. Upon death or disability of the participant, our insolvency, or a change in control affecting us, a participant becomes 100% vested in his or her account.
No Stock Option Grants.   The Committee has not granted any stock options to executives or other employees since 2001.

X.
Other Policies

Equity Award Grant Practices
In the ordinary course of our compensation cycle for our NEOs we make Long Term Incentive Program equity awards in the first calendar quarter after financial results for the preceding year have been released.

Executive Equity Ownership Guidelines
We believe the financial interests of our executives should be aligned with the long-term interests of our shareholders. We also believe that requiring our executives to own a significant number of shares of our common stock, combined with our rigorous stock retention policy, serves as a strong motivator for our executives to be prudent in their operation of the Company. Therefore, in addition to long-term incentives, our Board has established equity ownership guidelines for key executives, including the NEOs.
The current ownership guidelines require the executives to maintain ownership of our stock or any class of our equity securities or units of the Operating Partnership having a value expressed as a multiple of their base salary for as long as they remain our employees. Our current guidelines for the CEO and other executive officers are set forth below:

POSITION	VALUE AS A MULTIPLE OF BASE SALARY
Chief Executive Officer	6.0x
Executive Officers	3.0x
Certain Executive Vice Presidents	3.0x
In addition, to the extent these executives have received restricted stock awards, they are required to retain ownership of shares representing at least 50% of the after-tax value of their awards or 25% of the pretax value of their awards. These shares are to be retained by the executive until he or she retires, dies, becomes disabled, or is no longer our employee.
Ownership of any class of our equity securities or units of the Operating Partnership counts toward fulfillment of these guidelines, including securities held directly, securities held indirectly by or for the benefit of immediate family members, shares of restricted stock that have been earned, even if not vested, and shares held following the exercise of stock options (of which the Company does not have any). Any unexercised stock options would not count toward these goals. Each of our NEOs currently meets or exceeds these guidelines.

Clawbacks of Incentive Compensation
Our annual and long-term incentive plans contain a clawback provision that applies to all of our current and former NEOs in the event of any material restatement of the Company’s financial statements whether or not fraud or misconduct is involved. The clawback policy applies to cash amounts received through annual or long-term incentive plans, where payouts were based upon the financial results that were restated.
In addition, the post 2010 LTIP award agreements, the 2020 LTI Program award agreements, and the

47 |investors.simon.com

COMPENSATION DISCUSSION AND ANALYSIS

2021 RSU award agreements for all NEOs, including our CEO, provide that in the event of a financial restatement, the Company may recoup the employee’s Annual Cash Incentive Compensation and other equity and non-equity compensation tied to the achievement of earnings targets if the compensation would not have been earned as a result of the financial restatement. These provisions will be superseded by any broader recoupment policy that the Company adopts pursuant to the Dodd Frank Wall Street Reform and Consumer Protection Act. Awards under the 2019 Plan include provisions expressly acknowledging the applicability of any such recoupment policy to the award.

Hedging Policy and Pledging Restrictions
Our insider trading policy prohibits employees and directors from hedging the ownership of Company securities. In addition, we do not permit our executive officers and directors to pledge shares.

Section 162(m)
When reviewing compensation matters, the Committee considers the anticipated tax consequences to the Company (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction for any publicly-held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers. We believe that we qualify as a REIT under the Code. Provided we qualify as a REIT, we are not required to pay federal income tax to the extent we distribute our taxable income to our shareholders each year. In order to qualify as a REIT, among other requirements, we generally must distribute to our shareholders at least 90% of our taxable income each year, excluding capital gains. As a result, we do not expect that the payment of compensation which is not deductible due to Section 162(m) of the Code will have a material adverse federal income tax consequence to us, provided that we qualify as a REIT. The Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its shareholders.

XI.
Select Compensation Decisions for 2022

In mid-March 2022, the Committee met to make decisions related to our NEOs’ base salaries and long-term incentive opportunities and approve the funding goals for 2022 under our Annual Cash Incentive Compensation program.

2022 Base Salaries
At its meeting in mid-March 2022, the Committee increased certain of our NEOs’ base salaries to reflect performance and expanded responsibilities. Specifically, the Committee, (i) increased Mr. McDade’s base salary by twenty percent in recognition of his strong performance as Executive
Vice President, Chief Financial Officer and Treasurer, as well as his supervision of the Company’s information technology function, and (ii) increased Mr. Snyder’s base salary by approximately twelve percent in recognition of his increasing responsibilities with respect to strategic transactions.

2022 Annual Cash Incentive Compensation Program
The 2022 Annual Cash Incentive Compensation Program approved by the Committee is substantially consistent with the description in “2021 Annual Cash Incentive Compensation” on page 41, describing how Annual Cash Incentive Compensation has historically been awarded by the Company in ordinary years. The 2022 Annual Cash Incentive Compensation Program FFO goals were approved early in 2022 and will be disclosed in our 2023 Proxy Statement.

2022 Proxy Statement| 48

COMPENSATION DISCUSSION AND ANALYSIS

2022 LTI Program
At its meeting in mid-March 2022, the Committee established and made awards to our NEOs under a 2022 LTI Program. The 2022 LTI Program is a three-year program. Seventy-five percent of the awards granted to our NEOs are performance-based. For our NEOs, other than our CEO, a portion of the performance-based awards have a three-year performance period and an additional one-year vesting period (the “2022-2024 LTIP Award”) and a portion have a one-year performance period and a three-year vesting period (the “2022 Corporate Incentive Compensation Plan Award”). The 2022-2024 LTIP Award has an FFO component with a TSR modifier and a component that measures performance based on the achievement of strategic objective performance criteria, including ESG and DEI metrics. The 2022 Corporate Incentive Compensation Plan Award has an FFO component and an EBITDA component. Our CEO’s performance-based award consists solely of a 2022-2024 LTIP Award. He did not receive a 2022 Corporate Incentive Compensation Plan Award. The remaining twenty-five percent of the awards granted to our NEOs are time-based RSUs, none of which will vest until March 11, 2025, subject to certain acceleration events that are consistent with those in our 2019 Plan and continued service.

49 |investors.simon.com

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table
NAME (A)	YEAR (B)	SALARY(1) (C)	BONUS(2) (D)	STOCK AWARDS(3) (E)	ALL OTHER COMPENSATION(4) (F)	TOTAL (G)
David Simon Chairman, CEO and President	2021	$1,250,000	$3,750,000	$5,458,550	$16,642	$10,475,192
	2020	$1,298,077	$1,710,000	$5,942,313	$16,392	$8,966,782
	2019	$1,250,000	$2,850,000	$6,323,236	$16,142	$10,439,378
Brian J. McDade Executive Vice President, Chief Financial Officer and Treasurer	2021	$500,000	$650,000	$1,795,582	$43,445	$2,989,027
	2020	$509,615	$500,000	$1,485,642	$36,002	$2,531,259
	2019	$442,308	$500,000	$1,498,761	$35,147	$2,476,216
Steven E. Fivel General Counsel and Secretary	2021	$650,000	$750,000	$1,436,556	$15,451	$2,852,007
	2020	$675,000	$540,000	$1,485,642	$15,201	$2,715,843
	2019	$634,615	$900,000	$1,664,199	$14,951	$3,213,765
John Rulli Chief Administrative Officer	2021	$650,000	$750,000	$1,436,556	$17,390	$2,853,946
	2020	$675,000	$450,000	$1,485,642	$17,140	$2,627,782
	2019	$634,615	$750,000	$1,664,199	$16,890	$3,065,704
Alexander L.W. Snyder Assistant General Counsel and Assistant Secretary	2021	$445,000	$325,000	$538,765	$45,234	$1,353,999
	2020	$462,115	$206,000	$495,271	$39,903	$1,203,289
	2019	$442,692	$275,000	$999,381	$43,060	$1,760,133

(1)
In 2020 the Company had 27 pay periods; therefore, the base salary amounts each NEO received in 2020 exceeded such NEO’s annual base salary amount.

(2)
Bonuses earned with respect to the indicated year were paid in the following year under our Annual Cash Incentive Compensation program. See “2021 Annual Cash Incentive Compensation” in the “Compensation Discussion and Analysis” section of this Proxy Statement on page 41 for information about how we determined the payments for 2021.

(3)
Represents the total grant date fair value of all equity-based awards made during 2021, 2020 and 2019 determined in accordance with Accounting Standards Codification (“ASC”) 718. For 2021, the amounts reported represent the grant date fair values of RSU awards and LTIP awards granted under the 2021 LTI Program. The grant date fair value of 2021 RSUs is calculated by multiplying $113.92, the closing price of our common stock as reported by the NYSE for March 1, 2021, by the applicable number of RSUs. One hundred percent of the RSUs granted under the 2021 LTI Program will vest on March 1, 2024, subject to the grantee’s continued service. Vested RSUs will be settled in shares of the Company’s common stock as promptly as practicable after the vesting date. If a grantee’s service terminates due to death or disability or, in the Committee’s sole discretion, under certain circumstances, upon retirement, the RSUs will vest in full upon such termination.

For 2021, for LTIP awards granted under the 2021 LTI Program, the amount reported represents the grant date fair value of the awards assuming the Company satisfies the Target performance levels (even though those LTIP units remain subject to performance measures during a three-year performance period that has not yet ended and, once earned will not vest until January 1, 2025, subject to the grantee’s continued service through the vesting date, except for termination of service due to death or disability or, in the Committee’s sole discretion, under certain circumstances, upon retirement).
We engaged Deloitte, who is not our independent registered public accounting firm, to develop the grant date fair value of the TSR portion of the 2021 LTIP using a Monte Carlo simulation. A simulation was conducted using assumptions regarding the total return of the Company’s common stock, as well as expected volatility, risk-free investment rates, correlation coefficients, dividend reinvestment and other factors. This simulation resulted in the grant date fair value of the TSR portion being $104.81. The grant date fair value of the FFO and Strategic Objectives portions were calculated by multiplying $113.92, the closing price of our common stock as reported by the NYSE for March 1, 2021, by the number of LTIP units assuming the Company satisfies the Target performance levels established under the 2021 LTI Program.
2022 Proxy Statement| 50

EXECUTIVE COMPENSATION TABLES

The grant date fair values of the RSU awards and LTIP awards in the 2021 LTI Program, were as follows (net of the purchase price of  $0.25 per LTIP unit paid by the grantee) as of March 1, 2021:
NAME	NUMBER OF RSUs FOR 2021 LTI PROGRAM	GRANT DATE FAIR VALUE OF RSUs FOR 2021 LTI PROGRAM	NUMBER OF TARGET LTIP UNITS FOR 2021 LTI PROGRAM	GRANT DATE FAIR VALUE OF TARGET LTIP UNITS FOR 2021 LTI PROGRAM	GRANT DATE TOTAL FAIR VALUE OF RSUs AND TARGET LTIP UNITS FOR 2021 LTI PROGRAM
David Simon	10,196	$1,161,528	38,578	$4,297,022	$5,458,550
Brian J. McDade	3,354	$382,088	12,692	$1,413,494	$1,795,582
Steven E. Fivel	2,684	$305,761	10,153	$1,130,795	$1,436,556
John Rulli	2,684	$305,761	10,153	$1,130,795	$1,436,556
Alexander L.W. Snyder	1,007	$114,717	3,808	$424,048	$538,765

The number of LTIP units awarded under the 2021 LTI Program that may be earned in the future will depend upon the extent to which we achieve the performance measures during the three-year performance period that ends on December 31, 2023. If our performance for this period results in a payout of less than Target, the number of LTIP units earned would be less than the number shown above. Under the 2021 LTI Program, if the Company’s performance level exceeds the Target performance level, the NEOs may earn a number of LTIP units greater than the Target number set forth above. At a Maximum performance level, the number of award LTIP units, and corresponding grant date fair value would be 57,867 LTIP units and $6,445,533 for Mr. David Simon, 19,036 LTIP units and $2,120,241 for Mr. McDade, 15,229 LTIP units and $1,696,193 for Mr. Fivel, 15,229 LTIP units and $1,696,193 for Mr. Rulli, and 5,711 LTIP units and $636,072 for Mr. Snyder.
In the case of the 2021 LTI Program, any LTIP units earned will vest on January 1, 2025. The grantee must maintain continuous service through the vesting date, except for termination of service resulting from death or disability or in the Committee’s sole discretion, upon retirement. The grant date fair values of the LTIP units are reported in column (E) net of the purchase price of  $0.25 per unit.
(4)
Amounts reported in 2021 include the following:

NAME	EMPLOYEE LIFE INSURANCE PREMIUMS	401(K) CONTRIBUTION	RESTRICTED STOCK DIVIDENDS
David Simon	$2,142	$14,500	$0
Brian J. McDade	$951	$14,500	$27,994
Steven E. Fivel	$951	$14,500	$0
John Rulli	$2,890	$14,500	$0
Alexander L.W. Snyder	$951	$14,500	$29,783

Grants of Plan-Based Awards in 2021
RSU Grants
NAME (A)	GRANT DATE(1) (B)	TYPE OF AWARD	NUMBER OF RSU AWARDS(2) (G)	GRANT DATE FAIR VALUE OF RSU AWARDS(3) ($) (L)
David Simon	3/1/21	RSUs	10,196	$1,161,528
Brian J. McDade	3/1/21	RSUs	3,354	$382,088
Steven E. Fivel	3/1/21	RSUs	2,684	$305,761
John Rulli	3/1/21	RSUs	2,684	$305,761
Alexander L.W. Snyder	3/1/21	RSUs	1,007	$114,717

(1)
Represents the date that the award was made.

(2)
One hundred percent of the RSUs granted under the 2021 LTI Program will vest on March 1, 2024, subject to the grantee’s continued service. Vested portions of the RSUs will be settled in shares of the Company’s common stock as promptly as practicable after the vesting date. If a grantee’s service terminates due to death or disability or, in the Committee’s sole discretion, under certain circumstances, upon retirement, the RSUs will vest in full upon such termination.

(3)
The grant date fair value of the RSUs is calculated by multiplying $113.92, the closing price of our common stock as reported by the NYSE for March 1, 2021, by the applicable number of RSUs.

51 |investors.simon.com

EXECUTIVE COMPENSATION TABLES

LTIP Grants
NAME	GRANT DATE(1) (H)	TYPE OF AWARD	THRESHOLD NUMBER OF UNITS	TARGET NUMBER OF UNITS	MAXIMUM NUMBER OF UNITS	ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS TARGET(2) (#) (I)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(3) ($) (J)
David Simon	3/1/21	LTIP Units	19,289	38,578	57,867	38,578	$4,297,022
Brian J. McDade	3/1/21	LTIP Units	6,347	12,692	19,036	12,692	$1,413,494
Steven E. Fivel	3/1/21	LTIP Units	5,077	10,153	15,229	10,153	$1,130,795
John Rulli	3/1/21	LTIP Units	5,077	10,153	15,229	10,153	$1,130,795
Alexander L.W. Snyder	3/1/21	LTIP Units	1,905	3,808	5,711	3,808	$424,048

(1)
Represents the date that the award was made.

(2)
Column (I) represents the number of LTIP units the NEO would earn if our performance for the three-year period ended December 31, 2023 would result in a payout at the Target performance level under the 2021 LTI Program. If any LTIP units are earned for the performance period ending December 31, 2023, one hundred percent of such earned LTIP units will vest on January 1, 2025. The grantee must maintain continuous service through the vesting date, except for termination of service resulting from death or disability or, in the Committee’s sole discretion, upon retirement.

(3)
The grant date fair values of the 2021 LTI Program awards are shown here net of the $0.25 per unit purchase price.

Outstanding Equity Awards at 2021 Fiscal Year-End
	STOCK AWARDS
NAME (A)	NUMBER OF SHARES OR UNITS EARNED THAT HAVE NOT VESTED(1) (G)	MARKET VALUE OF SHARES OR UNITS THAT HAVE NOT VESTED(2) (H)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ASSUMING PERFORMANCE AT MAXIMUM(3) (I)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ASSUMING PERFORMANCE AT MAXIMUM(4) (J)
David Simon	109,439	$17,477,638	57,867	$9,230,944
Brian J. McDade	28,609	$4,569,765	19,036	$3,036,623
Steven E. Fivel	28,203	$4,503,959	15,229	$2,429,330
John Rulli	28,203	$4,503,959	15,229	$2,429,330
Alexander L.W. Snyder	12,815	$2,046,866	5,711	$911,019

(1)
Column (G) consists of the following LTIP units, shares of restricted stock, and RSUs that have been earned but not vested as of December 31, 2021:

	TYPE OF AWARD	NUMBER OF SHARES OR UNITS
David Simon	RSU (2021 Grant)	10,196
	RSU (2020 Grant)	69,517
	2019 LTIP Units	23,724
	Tranche A 2018 LTIP Units	6,002
Brian J. McDade	RSU (2021 Grant)	3,354
	RSU (2020 Grant)	17,380
	2019 LTIP Units	3,747
	Tranche A 2018 LTIP Units	632
	Restricted Stock (2020 Grant)	2,816
	Restricted Stock (2019 Grant)	680
Steven E. Fivel	RSU (2021 Grant)	2,684
	RSU (2020 Grant)	17,380
	2019 LTIP Units	6,244
	Tranche A 2018 LTIP Units	1,895
John Rulli	RSU (2021 Grant)	2,684
	RSU (2020 Grant)	17,380
	2019 LTIP Units	6,244
	Tranche A 2018 LTIP Units	1,895
2022 Proxy Statement| 52

EXECUTIVE COMPENSATION TABLES

	TYPE OF AWARD	NUMBER OF SHARES OR UNITS
Alexander L.W. Snyder	RSU (2021 Grant)	1,007
	RSU (2020 Grant)	5,794
	2019 LTIP Units	1,874
	Tranche A 2018 LTIP Units	474
	Restricted Stock (2020 Grant)	2,816
	Restricted Stock (2019 Grant)	850
The RSU (2021 Grant) will vest on March 1, 2024, subject to the grantee’s continued service through the vesting date. One-third of the RSU (2020 Grant) vested on January 1, 2022, one-third will vest on January 1, 2023, and one-third will vest on January 1, 2024, subject to the grantee’s continued service through each applicable vesting date. The 2019 LTIP Units will vest on January 1, 2023, subject to the grantee’s continued service through the vesting date. The Tranche A 2018 LTIP Units vested on January 1, 2022. One-half of the Restricted Stock (2020 Grant) will vest on April 1, 2022 and one-half will vest on April 1, 2023, subject to the grantee’s continued service through each applicable vesting date. The Restricted Stock (2019 Grant) will vest on April 1, 2022, subject to the grantee’s continued service through the vesting date.
(2)
The amounts shown in Column (H) are calculated by multiplying $159.77, the closing price of our common stock as reported by the NYSE for December 31, 2021, by the applicable number of shares of restricted stock, RSUs, or LTIP units (net of the $0.25 per unit purchase price for LTIP units).

(3)
Column (I) consists of the following LTIP units that have not been earned:

	TYPE OF AWARD	MAXIMUM NUMBER OF SHARES OR UNITS
David Simon	2021 LTIP Units	57,867
Brian J. McDade	2021 LTIP Units	19,036
Steven E. Fivel	2021 LTIP Units	15,229
John Rulli	2021 LTIP Units	15,229
Alexander L.W. Snyder	2021 LTIP Units	5,711
With respect to each of the 2021 LTIP Units, the number of units that would have been earned based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2021 (rather than the end of the actual performance period) was above the Target level of performance. Consequently, amounts shown for the 2021 LTIP Units are based on achievement at Maximum performance.
(4)
The amounts shown in Column (J) are calculated by multiplying $159.77, the closing price of our common stock as reported by the NYSE for December 31, 2021, by the applicable number of LTIP units (net of the $0.25 per unit purchase price).

Option Exercises and Stock Vested in 2021(1)
	STOCK AWARDS
NAME (A)	NUMBER OF SHARES ACQUIRED ON VESTING (D)	VALUE REALIZED ON VESTING (E)
David Simon	0	$0
Brian J. McDade	2,306(2)	$262,354(3)
Steven E. Fivel	0	$0
John Rulli	0	$0
Alexander L.W. Snyder	2,747(4)	$312,526(5)

(1)
Our NEOs did not hold any stock options at any time during 2021.

(2)
2,306 shares of restricted stock earned by Mr. McDade under the Company’s Corporate ICP in 2017, 2018 and 2019 vested on April 1, 2021.

(3)
The value realized upon vesting of Mr. McDade’s 2,306 shares of restricted stock, earned under the Corporate ICP in 2017, 2018 and 2019, is calculated by multiplying $113.77, the closing price of our common stock as reported by the NYSE for March 31, 2021, by the number of shares of restricted stock that vested on April 1, 2021.

(4)
2,747 shares of restricted stock earned by Mr. Snyder under the Corporate ICP in 2017, 2018 and 2019 vested on April 1, 2021.

(5)
The value realized upon vesting of Mr. Snyder’s 2,747 shares of restricted stock, earned under the Corporate ICP in 2017, 2018 and 2019, is calculated by multiplying $113.77, the closing price of our common stock as reported by the NYSE for March 31, 2021, by the number of shares of restricted stock that vested on April 1, 2021.

53 |investors.simon.com

EXECUTIVE COMPENSATION TABLES

Nonqualified Deferred Compensation in 2021
NAME (A)	EXECUTIVE CONTRIBUTIONS IN LAST FY (B)	REGISTRANT CONTRIBUTIONS IN LAST FY (C)	AGGREGATE EARNINGS (LOSSES) IN LAST FY(1) (D)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS (E)	AGGREGATE BALANCE AT LAST FYE(2) (F)
David Simon	$0	$0	$(50)	$0	$0
Brian J. McDade	$0	$0	$0	$0	$0
Steven E. Fivel	$0	$0	$0	$0	$0
John Rulli	$0	$0	$603,064	$795,489	$1,939,388
Alexander L.W. Snyder	$0	$0	$2,932	$0	$22,869

(1)
Aggregate earnings include dividends paid on, and appreciation of, shares of our common stock held in the plan.

(2)
Of the amounts in this column, the following amounts are or were previously reported in the Summary Compensation Table: Mr. David Simon—$0; Mr. McDade—$0, Mr. Fivel—$0; Mr. Rulli—$0; and Mr. Snyder—$0.

The assets of our deferred compensation plan are held in what is commonly referred to as a “rabbi trust” arrangement. This means the assets of the plan are subject to the claims of our general creditors in the event of our insolvency. The plan assets are invested by the trustee in its sole discretion. Payments of a participant’s elective deferrals are made as elected by the participant. These amounts would be paid earlier in the event of termination of employment or death of the participant, an unforeseen emergency affecting the participant as determined by the Committee or a change in control of the Company.
We have not made any contributions to the executive account of our deferred compensation plan since its inception in 1995. As a result, the contributions and aggregate balances shown in the table above are composed entirely of contributions made by the executives from their salary, bonus or restricted stock awards for prior years and earnings on those amounts. The earnings do not represent above-market or preferential rates. The executives may vote and are entitled to receive dividends on their restricted stock awards in the plan.
Deferral elections are made by eligible executives each year for amounts to be earned or granted in the following year. An executive may defer all or a portion of salary, Annual Cash Incentive Compensation or awards under the 2019 Plan.
Executives may allocate their account balances among hypothetical investment options available under the deferral program, which vary depending upon the type of compensation being deferred.

Estimated Post-Employment Payments Under Alternative Termination Scenarios
The following table sets forth the value of the benefits that would have been payable to each of the NEOs, assuming that the following events occurred on December 31, 2021. We do not disclose payments or other benefits under our 401(k) retirement plan and health and welfare plans because all salaried employees are entitled to the same benefits under those plans. Also, we do not include distributions from our deferred compensation plan because the amounts in that plan consist entirely of contributions made by the executives and earnings on those contributions. The amounts shown are only estimates of the amounts that would be payable to the executives upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

2022 Proxy Statement| 54

EXECUTIVE COMPENSATION TABLES

	VOLUNTARY RESIGNATION OR RETIREMENT(1)	TERMINATION BY THE COMPANY WITHOUT CAUSE	DEATH OR DISABILITY	CHANGE OF CONTROL	TERMINATION BY THE COMPANY WITHOUT CAUSE OR RESIGNATION WITH GOOD REASON FOLLOWING CHANGE IN CONTROL
David Simon
Severance Payment(2)	$0	$384,615	$0	$0	$384,615
Restricted Stock/RSUs(3)	$0	$0	$12,735,746	$12,735,746	$12,735,746
Annual LTIP(4)	$0	$0	$6,793,319	$10,895,854	$10,895,854
2021 Annual Cash Incentive Compensation(5)	$0	$0	$3,750,000	$0	$3,750,000
TOTAL	$0	$384,615	$23,279,065	$23,631,600	$27,766,215
Brian J. McDade
Severance Payment(2)	$0	$153,846	$0	$0	$153,846
Restricted Stock/RSUs(3)	$0	$0	$3,871,227	$3,871,227	$3,871,227
Annual LTIP(4)	$0	$0	$1,373,467	$2,723,166	$2,723,166
2021 Annual Cash Incentive Compensation(5)	$0	$0	$650,000	$0	$650,000
TOTAL	$0	$153,846	$5,894,694	$6,594,393	$7,398,239
Steven E. Fivel
Severance Payment(2)	$0	$125,000	$0	$0	$125,000
Restricted Stock/RSUs(3)	$0	$0	$3,205,625	$3,205,625	$3,205,625
Annual LTIP(4)	$0	$0	$1,838,308	$2,917,940	$2,917,940
2021 Annual Cash Incentive Compensation(5)	$0	$0	$750,000	$0	$750,000
TOTAL	$0	$125,000	$5,793,933	$6,123,565	$6,998,565
John Rulli
Severance Payment(2)	$0	$200,000	$0	$0	$200,000
Restricted Stock/RSUs(3)	$0	$0	$3,205,625	$3,205,625	$3,205,625
Annual LTIP(4)	$0	$0	$1,838,308	$2,917,940	$2,917,940
2021 Annual Cash Incentive Compensation(5)	$0	$0	$750,000	$0	$750,000
TOTAL	$0	$200,000	$5,793,933	$6,123,565	$7,073,565
Alexander L. W. Snyder
Severance Payment(2)	$0	$42,788	$0	$0	$42,788
Restricted Stock/RSUs(3)	$0	$0	$1.672,313	$1.672,313	$1.672,313
Annual LTIP(4)	$0	$0	$577,143	$982,005	$982,005
2021 Annual Cash Incentive Compensation(5)	$0	$0	$325,000	$0	$325,000
TOTAL	$0	$42,788	$2,574,456	$2,654,318	$3,022,106

(1)
The Compensation and Human Capital Committee may under certain circumstances, in connection with the retirement of a NEO, in its sole and absolute discretion, accelerate the vesting of some or all of the restricted stock, RSUs, or LTIP units held by such NEO.

(2)
Determined by our current discretionary severance policy under which we may pay severance to full-time employees whose employment is involuntarily terminated in the event of certain reductions in force, mergers or outsourcings. The amount of the severance for exempt employees is generally one week of pay for every year of service up to a maximum of sixteen weeks of pay. The Company generally pays severance as a lump sum; however, under certain circumstances it might make a severance payment in installments over a period of time.

(3)
Includes the unvested RSUs granted on December 28, 2020 and March 1, 2021. Also, for Mr. McDade and Mr. Snyder includes the unvested shares of restricted stock earned under the Corporate ICP in 2018 and 2019. The value is based on a stock price of $159.77, the closing price of our common stock as reported by the NYSE on December 31, 2021.

(4)
The value of unearned LTIP units under the 2021 LTIP Program reflects payout at the Target performance level.

Death or Disability
With respect to death or disability, the amount represents the value of Annual LTIP units held by the executive that would be deemed fully vested at the time of the applicable Valuation Date (as such term is defined in the applicable LTIP grant agreement) as if the death or disability had not occurred. Value is based on a stock price of  $159.77, the closing price of our common stock as reported by the NYSE for December 31, 2021, net of the purchase price of  $0.25 per unit. The award agreements provide the following benefits if the executive’s employment terminates due to death or disability prior to the applicable Valuation
55 |investors.simon.com

EXECUTIVE COMPENSATION TABLES

Date: (a) the calculation of whether any Annual LTIP units have been earned will be deferred until the Valuation Date; (b) the number of Annual LTIP units that would have been earned shall be adjusted on a pro rata basis to reflect the number of days such executive worked over the total days in the performance period; and (c) such earned Annual LTIP units shall immediately be fully vested. If death or disability occurs after the applicable Valuation Date, any Annual LTIP units that have been earned but not yet vested shall immediately become fully vested.
Change of Control
With respect to a change of control prior to the Valuation Date, the amount represents the value of Annual LTIP units held by the executive that would become earned as a result of the change of control event. Value is based on a stock price of  $159.77, the closing price of our common stock as reported by the NYSE for December 31, 2021, net of the purchase price of  $0.25 per unit. The calculation of whether any Annual LTIP units have been earned will take place at the time of the change of control. If the executive has any earned Annual LTIP units prior to any change of control, the vesting schedule for such earned Annual LTIP units shall not accelerate but instead remain subject to the vesting period that would otherwise be applicable after any Annual LTIP units became earned in the ordinary course.
Termination without Cause or Due to Good Reason after a Change of Control
The award agreements provide the following benefits with respect to the Annual LTIP units if, prior to the Valuation Date, there is a change of control of the Company and the executive is terminated without cause, he resigns his employment for good reason, or the award is not continued, assumed or replaced: (a) the calculation of whether any Annual LTIP units have been earned will take place at the time of the change of control; and (b) any Annual LTIP units earned in connection with the change of control shall immediately become fully vested. If the executive has any earned Annual LTIP units prior to any change of control, the vesting schedule for such earned Annual LTIP units shall not accelerate unless the executive is terminated without cause, he resigns his employment for good reason, or the award is not continued, assumed or replaced, in each case, at such time all of the executive’s earned Annual LTIP units shall immediately become fully vested.
(5)
We paid our 2021 bonuses in 2022. Our Annual Cash Incentive Compensation program does not expressly address the consequences of a termination of employment prior to payment of the bonus. However, for the purposes of this table, we have assumed the Committee would approve paying the earned bonus to an executive who, as of the end of the year, died or became disabled or whose employment was terminated without cause or good reason following a change in control.

2022 Proxy Statement| 56

2021 PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act and in accordance with the rules of the SEC adopted thereunder, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. David Simon, our Chief Executive Officer. To understand this disclosure, we think it is important to give context to our operations. Our corporate headquarters are in Indianapolis, Indiana. We own, develop and manage premier shopping, dining, entertainment and mixed-use destinations. As of December 31, 2021, we owned or held an interest in 199 income producing properties in 37 states and Puerto Rico. We also own an 80% noncontrolling interest in TRG, which has an interest in 24 regional, super-regional, and outlet malls in the U.S. and Asia. Internationally, as of December 31, 2021, we had ownership interests in 17 properties in Asia, 6 properties in Canada and Mexico and 10 properties in Europe, of which 6 properties are consolidated. Notwithstanding our international properties, fewer than 5% of our employees are located outside of the United States. We strive to create a global compensation program, which is competitive in terms of both the position and the geographic location in which the employee is located. Accordingly, our pay structures vary amongst employees based on position and geographic location.

Identification of Median Employee
There have not been any material changes to the Company’s employee population or compensation arrangements during 2021 that we believe would significantly impact this year’s pay ratio disclosure. Accordingly, as permitted by SEC executive compensation disclosure rules, we are electing to use the same median employee as was used for purposes of our 2020 pay ratio disclosure.
In calculating the Company’s 2020 pay ratio we selected October 1, 2020, as the date on which to determine our median employee. As of that date, we had approximately 3,200 employees, of which twenty-five were located outside of the U.S. To determine our median employee, we considered employees who were employed by the Company or any of its wholly owned or consolidated subsidiaries on October 1, 2020, whether the employees were full-time, part-time, seasonal, or temporary. Because fewer than 5% of our employees were international employees as of October 1, 2020, we excluded our international workforce, which at that time consisted of fourteen employees in Canada, nine employees in Luxembourg, one employee in France, and one employee in Hong Kong.
For purposes of calculating the compensation of our employees to determine the median employee we measured compensation using the 12-month period ending December 31, 2020, and used a consistently applied compensation measure that consists of the elements described below:
•
Salary: Including base salary, pay for time worked, premium pay (e.g. overtime), and differentials (e.g. holiday worked).

•
Bonus: Including variable pay such as annual bonuses, spot bonuses, and commissions.

In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2021 Summary Compensation Table with respect to each of the NEOs.
Consistent with applicable SEC rules, notwithstanding the Company’s acquisition of 80% of TRG in 2020, the Company has not included employees of TRG in determining the Company’s median employee.

2021 Pay Ratio
The Company has made the following calculations in accordance with the rules of the SEC:
•
The annual total compensation of our median employee, who is an administrative assistant located at our headquarters in Indianapolis, IN, other than our CEO, was $64,069.

•
Our CEO’s annual total compensation, as reported in the “Total” column of the 2021 Summary Compensation Table, was $10,475,192.

Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee is estimated to be 163 to 1.
We believe that this pay ratio reflects a reasonable estimate consistent with SEC rules based on the methodology we described above. Because SEC rules for identifying a median compensated employee allow companies to apply certain exclusions, include estimates, and adopt different methodologies that reflect their employee population and compensation practices, the ratio above may not be comparable to the CEO pay ratio reported by other companies.

57 |investors.simon.com

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2021.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by security holders(1)	350,239(2)	$0	7,236,865(3)
Equity compensation plans not approved by security holders	0	$0	0
TOTAL	350,239	$0	7,236,865

(1)
Consists of the 2019 Plan, which was approved by shareholders at the 2019 annual meeting held on May 8, 2019.

(2)
Includes RSUs. Excluded are the outstanding LTIP units. These are excluded because, although the LTIP units are exchangeable for shares of the Company’s common stock on a one-for-one basis, or cash, such selection is in the Company’s sole discretion.

(3)
The 2019 Plan provides for the grant of incentive stock options, nonqualified stock options, SARs, restricted stock, RSUs, common stock, and performance units, including LTIP units.

2022 Proxy Statement| 58

ASSESSMENT OF
COMPENSATION-RELATED RISKS

Our senior management team conducts an ongoing assessment of the risks related to our compensation policies and practices. This team reviews and discusses the various design features and characteristics of our Company-wide compensation policies and programs. The team also considers the elements of our compensation program for our senior executives including the performance measures used for the Annual Cash Incentive Compensation Program and our long-term incentive programs. Senior management obtains and evaluates data from a REIT peer group reflecting a comparison of compensation practices and pay levels for comparable positions within that group to assess the competitiveness of our compensation levels.
The Compensation and Human Capital Committee (the “Committee”) is responsible for overseeing the risks relating to compensation policies and practices affecting senior management on an ongoing basis. In performing this responsibility, the Committee utilizes the services of its independent compensation consultant to obtain advice and assistance in the design and implementation of incentive compensation programs for our executives. The consultant does no work for management, unless requested by the Chairman of the Committee. In reviewing whether our compensation policies and practices encourage excessive risk-taking, the Committee also considers senior management’s assessment described above. We believe the following factors reduce the likelihood that our compensation policies and practices would encourage excessive risk-taking:
•
Our compensation mix is generally designed in large part to reward long-term performance and is balanced among (i) fixed cash components, (ii) incentives that reward improvements in total Company performance and business unit performance, (iii) individual performance components, (iv) time-vested equity components, and (v) performance-based incentive opportunities that may be realized in the future.

•
Our policies and programs are intended to encourage retention of our executives so that they can focus on achieving long-term objectives.

•
Our overall compensation is maintained at levels that are competitive with the market.

•
Our Annual Cash Incentive Compensation is weighted based on the achievement of several different financial and operational performance measures; the Committee has ultimate oversight in determining the Annual Cash Incentive Compensation allocation, thereby mitigating the risk that any one measure can dominate the payouts based on any formula.
•
Our NEO 2021 LTI Program covers a three-year period; 85% of the program is performance-based; the three performance measures are: absolute TSR, achievement of an objective financial metric growth rate, and achievement of objective strategic goals.

•
The 85% performance portion of our NEO 2021 LTI Program includes a one-year vesting requirement after the conclusion of the three-year performance period.

•
15% of the program is time-based with cliff vesting after three years.

•
Our NEO 2020 LTI Program has a three-year time vesting period with such vesting occurring ratably over the three-year period.

•
Executive officers are subject to minimum stock ownership guidelines, equity award multi-year vesting requirements and limitations on trading our securities, including prohibitions on hedging our securities, under our Insider Trading Policy.

•
The Committee has discretion to decrease incentive performance targets and payouts when it determines that such adjustments would be in the best interests of the Company and our shareholders.

•
All LTIP unit and RSU awards contain “double trigger” change of control provisions.

•
All award agreements we have entered into with executive officers contain clawback provisions permitting the Company to recoup compensation tied to the achievement of financial targets if the compensation would not have been earned based on restated financial results.

Based on the foregoing, the Committee believes that our compensation policies and programs are not reasonably likely to have a material adverse effect on the Company.

59 |investors.simon.com

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP (“EY”), as our independent registered public accounting firm for 2022. Shareholders have the opportunity to ratify that selection in an advisory vote.
The Report of the Audit Committee, which follows this proposal, contains information on the amount of fees paid to EY during 2021 and 2020. Representatives of EY will be present at the 2022 Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.
If the holders of a majority of voting shares voting on this matter do not approve the proposal, the Audit Committee will take into consideration the views of the shareholders and may, but will not be required to, appoint a different independent registered public accounting firm.

THE AUDIT COMMITTEE AND THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.
2022 Proxy Statement| 60

Report of the Audit Committee

The Audit Committee is responsible for monitoring the integrity of the Company’s consolidated financial statements, the qualifications, performance and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal auditor and the Company’s compliance with legal and regulatory requirements. We have the sole authority to appoint or replace the Company’s independent registered public accounting firm as well as approve their compensation. In addition, we have responsibility to oversee them. The Committee operates under a written charter adopted by the Board which can be found on our website at committeecomposition.simon.com. The Committee currently has five members and the Board has determined that each is a financial expert in accordance with the rules adopted by the SEC. The Board has also determined that each of the members of the Audit Committee is independent under the standards of director independence established under our Governance Principles, NYSE listing standards, and applicable securities laws.
Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management’s report on internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion on the financial statements and the effectiveness of internal controls over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on internal controls over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.
We held eight meetings during 2021. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the Company’s internal auditor, and its independent registered public accounting firm, EY.
We discussed with the Company’s internal auditor and EY the overall scope and plans for their respective audits. We met with the internal auditor and EY, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls. We reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including consideration of the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard 2201, An Audit of Internal Control Over Financial Reporting That is Integrated with an Audit of Financial Statements.
We updated our written charter in 2021 to make explicit the Committee’s responsibilities with respect to the Company’s risk management program, including cybersecurity and data privacy, as well as the Company’s annual disclosure of its environmental, social, and related governance matters and efforts.
We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management processes.
We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2021 with management, the internal auditor and EY. We reviewed EY’s report on our financial statements, which indicated that the financial statements present fairly, in all material respects, our financial position and results of operations and cash flows in conformity with accounting principles generally accepted in the United States. We reviewed and discussed with management, the internal auditor and EY, management’s report on the effectiveness of internal controls over financial reporting and EY’s report on internal controls over financial reporting. We also discussed with management and the internal auditor the process used to support certifications by the Company’s CEO and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC and the processes used to support management’s report on the Company’s internal control over financial reporting.
We also discussed with EY all matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, we discussed with EY and management the PCAOB’s Auditing Standard 3101, The Auditor’s Report on an Audit of Financial Statements When the Auditor Expresses an Unqualified Opinion, and EY’s process for identifying critical audit matters for the Company.
We also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent auditor’s communications with us concerning independence and we discussed with EY the independence of that firm.
61 |investors.simon.com

Report of the Audit Committee

When analyzing EY’s independence, we considered if the services EY provided to the Company beyond those rendered in connection with its audit of the Company’s consolidated financial statements including (i) its audit of the effectiveness of internal controls over financial reporting and (ii) its reviews of the Company’s quarterly unaudited consolidated financial statements, and whether such items were compatible with EY maintaining its independence. We concluded that the provision of such non-audit services by EY in the past year has not jeopardized EY’s independence.
Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report.
The Audit Committee has also selected EY as the Company’s independent registered public accounting firm for the year ended December 31, 2022, based on our belief that it is in the best interest of the Company and the shareholders, and will present the selection to the shareholders for ratification at the meeting. In connection with this decision, the Audit Committee assessed the independent auditor’s performance. This assessment examined three primary criteria: (1) the independent auditor’s qualifications and experience; (2) the communication and interactions with the independent auditor over the course of the year; and (3) the independent auditor’s independence, objectivity, and professional skepticism. These criteria were discussed with management during a private session, as well as in executive session.
EY has served as the Company’s auditor since 2002. We would also like to note, that commencing with the 2022 audit, a new lead audit partner was appointed. This partner was identified after extensive discussions among management, the Audit Committee members and EY and we provided a report to the Board.
We approve all audit and permissible non-audit services to be provided to the Company by EY prior to commencement of services. We have delegated to the Chairman of the Audit Committee the authority to approve specific services up to specified individual and aggregate fee amounts. Any approval decisions are presented to the full Audit Committee at the next scheduled meeting after such approvals are made.
The Company has incurred the fees set forth below for services provided by EY, as the independent registered public accounting firm of the Company, and the Operating Partnership and for the services provided to our managed consolidated and joint venture properties and our consolidated non-managed properties. The Audit Committee has final approval with respect to the amount of these fees. EY has advised us that it has billed or will bill these indicated amounts for the following categories of services for the years ended December 31, 2021 and 2020, respectively:
	2021	2020
Audit Fees(1)	$5,444,000	$4,707,000
Audit-Related Fees(2)	$4,890,000	$5,068,000
Tax Fees(3)	$276,000	$359,000
All Other Fees	$0	$0

(1)
Audit Fees include fees for the audits of the financial statements and the effectiveness of internal controls over financial reporting and quarterly reviews for us and the Operating Partnership and services associated with the related SEC registration statements, periodic reports, and other documents issued in connection with securities offerings and such fees vary based on our capital markets and transaction activities.

(2)
Audit-Related Fees include audits of individual or portfolios of properties and schedules to comply with lender, joint venture partner or contract requirements and due diligence services for our managed consolidated and joint venture entities and our consolidated non-managed entities. Our share of these Audit-Related Fees was approximately 57% and 60% in 2021 and 2020, respectively.

(3)
Tax Fees include fees for international and other tax consulting services, tax due diligence, and tax return compliance services associated with the tax returns for certain managed joint ventures as well as other miscellaneous tax compliance services. Our share of these Tax Fees was approximately 71% and 81% in 2021 and 2020, respectively.

The Audit Committee:
J. Albert Smith, Jr., Chairman
Larry C. Glasscock
Reuben S. Leibowitz
Stefan M. Selig
Marta R. Stewart
2022 Proxy Statement| 62

SUSTAINABILITY

At Simon, we define and implement sustainability and ESG initiatives into our business; from how we plan, develop, and operate our properties, to how we do business with our customers, engage with our communities, and create a healthy, safe, productive, and positive work environment for our employees. Our sustainability framework focuses on four key areas: Customers, Communities, Environment, and Employees. The allocation of responsibility for these matters is divided among the Board and each of its committees as more fully described in “Environmental, Social & Governance (ESG) and Diversity, Equity & Inclusion (DEI) in the “Corporate Governance” Section of this Proxy Statmement on page 12.
The health and safety of all who work in and visit our properties has and continues to be our top priority, and beginning in 2020 and sustained through 2021, we enrolled and successfully achieved the International WELL Building Institute’s (IWBI) third party verified WELL Health-Safety RatingTM for Facility Operations and Management for over 200 properties in our portfolio. This rating was earned primarily as a result of our emergency management program and the implementation of Simon’s rigorous COVID-19 exposure mitigation protocols.
To learn more about our Health-Safety efforts and rating visit: www.simon.com/health
In 2020, due to governmental restrictions, many centers were closed temporarily. For this reason, our environmental impact during 2020 shows a steep decrease compared to other years. Our energy consumption decreased in this period by 27% and our carbon emissions from our properties decreased by 26%. We used 25% less water in 2020 compared to 2019 and collected 42% less solid waste. Since our assets were not open for approximately 13,500 shopping days during 2020, these reductions do not represent actual environmental improvements alone, but a combination of these and the many actions our management teams took to reduce operational expenditures during the closures. For this reason, the reductions from 2019 to 2020 should not be viewed as continuing on an annual basis.
In 2020, Simon announced new 2035 emissions targets approved by the Science Based Target Initiative (SBTi). Our commitment is to reduce scope 1 and scope 2 emissions by 68% (2019 baseline), and scope 3, including tenant emissions by 21% (2018 baseline). We are developing our “Roadmap to 2035” which will identify how we will plan to achieve our new science-based targets and that will detail all aspects of our business that will include a sustainability focus. Our complete “Low Carbon Transition Plan” will be published in the future. We also continue to align our climate-related risk disclosure with the recommendations made by the Task Force on Climate Related Financial Disclosures (TCFD), established by the Financial Stability Board (FSB).
Simon’s sustainability performance has been recognized by international organizations. In 2021, Simon again participated in CDP’s annual climate change questionnaire and received an A score, earning a prestigious place on CDP’s climate change ‘A List’ list that represents results achieved by only 200 of the 13,000+ (<1.5%) reporting organizations globally.
In 2021 Simon was once again awarded a Green Star ranking (2014-2021), the highest designation awarded for leadership in sustainability performance by the Global Real Estate Sustainability Benchmark (GRESB). Simon was also awarded 28 new Institute of Real Estate Management (IREM®) Certified Sustainable Property Certifications (IREM CSP) across our portfolio and renewed our certifications at the Shops at Crystals. The IREM CSP is a prestigious sustainability certification program that focuses on the role of exceptional real estate management in green building performance.
Since 2003 we have measured our environmental impact and utilized sustainability to reduce this impact while achieving cost efficiencies in our operations by implementing a range of energy management practices. As a result, we have reduced our energy consumption every year since 2003. In this period, excluding new developments, we have reduced the energy usage over which we have direct control by 540 million kWh, representing a 51% reduction across a portfolio of comparable properties. In recent years, we have ramped up these efforts, and from 2013-2020 have achieved an energy use reduction of 370 million kWh, which represents a 41% reduction in a six-year period, accounting for 69% of total reductions achieved since 2003.
Our reduction in greenhouse gas emissions resulting from our energy management efforts since 2003 is 384,962 metric tons of CO2e. This figure represents a reduction of 67% and includes emission streams scope 1, and scope 2. Enhanced efforts from 2013-2020 have resulted in emissions reduction of 199,886 metric tons of CO2e. This represents a 51% reduction in a seven year period, accounting for 52% of total reductions achieved since 2003. Additional emission streams, such as scope 3 emissions generated from tenants’ plug-load consumptions, are included in Simon’s annual sustainability report published in accordance with the guidelines of the Global Reporting Initiatives (GRI), the most widely used international standard for sustainability reporting.

63 |investors.simon.com

SUSTAINABILITY

We are also focused on reducing our water usage and have a goal of reducing consumption by 20% from levels established in 2013 before 2025. While in 2020 we achieved a reduction of 25% in water use, this was primarily due to governmental restrictions which caused the temporary closure of our properties. Therefore, Simon is not comparing FY2020 water consumption against its 2025 target, and we will release our water consumption against the 20% reduction goal in 2022.
Finally, Simon was recognized for the first time as a “Best Places to Work for Disability Inclusion” by the organization, “Disability: IN” for our continued efforts in diversity and inclusion.

FOR ADDITIONAL INFORMATION ABOUT THE COMPANY’S SUSTAINABILITY EFFORTS, PLEASE VIEW OUR 2020-2021 SUSTAINABILITY REPORT ON THE COMPANY’S WEBSITE, BY VISITING SUSTAINABILITY.SIMON.COM.
2022 Proxy Statement| 64

ADDITIONAL INFORMATION

Annual Report
Our Annual Report, including financial statements audited by EY, our independent registered public accounting firm, and EY’s report thereon, is available to our shareholders on the Internet as described in the Notice. In addition, a copy of our Annual Report will be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: Investor Relations, Simon Property Group, Inc., 225 West Washington Street, Indianapolis, Indiana 46204. Our Annual Report is also available and may be accessed free of charge at annualreports.simon.com.
Shareholder Proposals at Our 2023 Annual Meeting
Rule 14a-8 Shareholder Proposals
To be considered for inclusion in the proxy materials for the 2023 annual meeting of shareholders pursuant to Rule 14a-8 of the Exchange Act, a shareholder proposal made pursuant to such rule must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 West Washington Street, Indianapolis, Indiana 46204, by the close of business on November 29, 2022. For any such proposal to be considered for inclusion, it should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery). If the date of such meeting is changed by more than 30 days from May 11, 2023, the proposal must be received by the Company at a reasonable time before the Company begins to print and send its proxy materials. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and any other applicable laws and regulations.
Shareholder Proposals or Other Business Outside of the Rule 14a-8 Process
The Company’s By-Laws also establish an advance notice procedure for shareholders who wish to present a proposal of business or nominate a director before an annual meeting of shareholders but do not intend for the proposal to be included in the Company’s Proxy Statement pursuant to Rule 14a-8. Pursuant to the Company’s By-Laws, such a proposal of business or nomination of a director may be brought before the meeting by a shareholder who is entitled to vote at such meeting and who gives timely notice of such proposal or nomination and otherwise satisfies the applicable requirements. To be timely for the 2023 annual meeting of shareholders, such notice should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery), and must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 West Washington Street, Indianapolis, Indiana 46204 by the close of business on January 12, 2023. If the date of the 2023 annual meeting of shareholders is changed by more than 30 days from May 11, 2023, the proposal must be received by the Company not later than the close of business on the later of 120 calendar days in advance of the 2023 annual meeting of shareholders or 10 calendar days following the date upon which public announcement of the date of the meeting is first made.

65 |investors.simon.com

ADDITIONAL INFORMATION

Proxy Access
The Company’s By-Laws also establish a proxy access provision for shareholders who wish to include director nominees in the Company’s proxy statement. Pursuant to our By-Laws, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding Class A common stock continuously for the last three years, is able to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or 20% of the number of directors on the Board that the Class A common stockholder are entitled to elect, provided that the shareholders and nominees satisfy the other requirements in our By-Laws, including that timely notice of such director nomination is provided.
To be timely for the 2023 annual meeting of shareholders, such notice should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery), and must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 West Washington Street, Indianapolis, Indiana 46204 not later than November 29, 2022 nor earlier than October 30, 2022. If the date of the 2023 annual meeting of shareholders is changed more than 30 days from May 11, 2023, the notice must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made.
In addition to satisfying the applicable requirements in the Company’s By-Laws, to comply with universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 12, 2023.
Shareholder
Engagement and Outreach
The Company welcomes communication from its shareholders and has routinely made certain of its senior executives and independent directors available when shareholders have requested meetings to discuss a variety of topics, including executive compensation, ESG, and DEI.
Where You Can Find More Information
We are subject to the informational requirements of the Exchange Act and thus file periodic reports and other information with the SEC. These reports and other information are filed by us electronically with the SEC and are available at its website, www.sec.gov.
Incorporation By Reference
To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement, titled, “Compensation and Human Capital Committee Report” and “Report of the Audit Committee” should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

2022 Proxy Statement| 66

FREQUENTLY ASKED QUESTIONS
AND ANSWERS

What is a Proxy?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons named in the proxy card, Mr. David Simon and Mr. Larry C. Glasscock, the authority to vote your shares in the manner you indicate on your proxy card.
Who is Eligible to Vote?
You are eligible to vote on all matters presented to the shareholders at the meeting if you own shares of our common stock, par value $.0001 per share at the close of business on the Record Date.
All of the Class B common stock is subject to voting trusts as to which Mr. David Simon and Mr. Herbert Simon are the voting trustees. The Board is not soliciting proxies in respect of the Class B common stock.
How Many Shares May Vote at the Meeting?
On the Record Date, there were outstanding 328,342,289 shares of common stock and 8,000 shares of Class B common stock. As a result, a total of 328,350,289 shares are entitled to vote (which we refer to in this Proxy Statement as the “voting shares”) on all matters presented to shareholders at the meeting.
How Many Shares Must Be Present to Hold the Meeting?
The presence at the meeting, in person or by proxy of holders of shares representing a majority of all the votes entitled to be cast at the meeting, or 164,175,145 voting shares, will constitute a quorum for the transaction of business. Attendance at the virtual 2022 Annual Meeting will be considered “present”.
What is the Difference Between a “Shareholder of Record” and a “Street Name” Holder?
These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Shareowner Services, our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.
How Do I Vote My Shares Before the Annual Meeting?
SHAREHOLDERS OF RECORD
If you are a “shareholder of record,” you have several choices. You can vote your shares by proxy:
• By telephone by dialing toll free 1-800-690-6903;
• Via the Internet by visiting www.proxyvote.com;

•
By mailing your proxy card. Please refer to the specific instructions set forth on the Notice or printed proxy materials. For security reasons, our electronic voting system has been designed to authenticate your identity as a shareholder.

• Via mobile device by scanning the QR Code
If you are a “street name” holder, you can vote your shares by following the instructions on the voting instructions or your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.
Can I Vote My Shares During The Meeting?
To attend, vote, and submit questions during the virtual 2022 Annual Meeting, which will be held via live audio webcast, shareholders of record will need to visit www.virtualshareholdermeeting.com/SPG2022 and use their 16-digit Control Number provided on their proxy card, voting instruction form, or notice that they previously received to log in to this website.
Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Only one shareholder per 16-digit Control Number can access the virtual 2022 Annual Meeting. Shareholders

67 |investors.simon.com

FREQUENTLY ASKED QUESTIONS AND ANSWERS

will have the option to log in to this website beginning at 8:00 a.m. Eastern Daylight Time and we would encourage shareholders to log in to this website and access the webcast at least 15 minutes before the virtual 2022 Annual Meeting’s start time.
Further instructions on how to attend, participate in, ask questions during, and vote at the virtual 2022 Annual Meeting, including how to demonstrate your ownership of our stock as of the Record Date, will be available at
www.virtualshareholdermeeting.com/SPG2022.
Shareholders may still, and are encouraged to, vote prior to the virtual 2022 Annual Meeting by Internet, telephone or by mail per the instructions on the proxy card they previously received. Shareholders that have already voted do not need to vote again.
How Do I Sign Up for Electronic Delivery of Proxy Materials?
On the Internet visit www.proxyvote.com with your proxy card in hand with your control number, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years. The Company will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery.
Admission Requirements—What Do I Need to do to Attend the Virtual 2022 Annual Meeting?
To attend, vote, and submit questions during the virtual 2022 Annual Meeting, which will be held via live audio webcast, shareholders of record will need to visit www.virtualshareholdermeeting.com/
SPG2022 and use their 16-digit Control Number provided on their proxy card, voting instruction form, or notice that they previously received to log in to this website.
Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Only one shareholder per 16-digit Control Number can access the virtual 2022 Annual Meeting. Shareholders will have the option to log in to this website beginning at 8:00 a.m. Eastern Daylight Time and we would encourage shareholders to log in to this website and access the webcast at least 15 minutes before the virtual 2022 Annual Meeting’s start time.
Further instructions on how to attend, participate in, ask questions during, and vote at the virtual 2022 Annual Meeting, including how to demonstrate your ownership of our stock as of the Record Date, will be available at
www.virtualshareholdermeeting.com/SPG2022.
What if I Have Trouble Accessing the Virtual 2022 Annual Meeting?
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the virtual 2022 Annual Meeting. We encourage you to access the virtual 2022 Annual Meeting platform at least 15 minutes prior to the start time. Please allow ample time for on-line check-in, which will begin at 8:00 a.m. Eastern Daylight Time. If you encounter any difficulties accessing the virtual meeting platform during the check-in time or during the virtual 2022 Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/SPG2022.
Will I Be Able to Ask Questions During the Virtual 2022 Annual Meeting?
You will be able to submit questions during the virtual 2022 Annual Meeting, however just as has always been the case with the Company’s prior in-person and virtual annual meetings, all questions will be subject to time restrictions and the length of time scheduled for the virtual 2022 Annual Meeting. We will do our best to accommodate as many questions as possible.
If a shareholder has a question, such question may be submitted in the field provided in the virtual 2022 Annual Meeting web portal, www.virtualshareholdermeeting.com/SPG2022. Any question submitted must include the name and city of residence of the shareholder submitting the question. We will answer appropriate questions on any matters in the Agenda to be voted on by the shareholders at the virtual 2022 Annual Meeting before the voting is closed and other general questions from shareholders regarding the Company, as time permits.
Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
Shareholder questions will be welcome, but conducting the business set out in the Agenda for the benefit of all shareholders will be paramount. The Company does not intend to address any questions that the Chairman or Corporate Secretary believe are not appropriate in their sole and absolute discretion.
If there are any matters of individual concern to a shareholder and not of general concern to all shareholders, or if an appropriate question posed

2022 Proxy Statement| 68

FREQUENTLY ASKED QUESTIONS AND ANSWERS

was not otherwise answered, such matters may be raised separately after the virtual 2022 Annual
Meeting by contacting Investor Relations at 1-800-461-3439 or ircontact@simon.com.

What Vote Is Required to Approve Each Proposal?
All voting shares are entitled to one vote per share. To approve each of the proposals, the following votes are required from the holders of voting shares.
PROPOSAL NUMBER	SUBJECT	VOTE REQUIRED	IMPACT OF ABSTENTIONS AND BROKER NON-VOTES, IF ANY
1	Elect the eleven (11) independent director nominees named in this Proxy Statement	More votes FOR than AGAINST. Under our By-Laws, for purposes of this proposal, a “majority of votes cast” means more votes cast FOR than AGAINST.	Abstentions and broker non-votes will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard.
2	Advisory vote to approve the compensation of our Named Executive Officers	Majority of votes cast.	Abstentions and broker non-votes will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard.
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022	Majority of votes cast.
Abstentions will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard. We do not expect there to be any broker non-votes with respect to this proposal, as brokers are entitled to vote on the ratification of independent registered accounting firms.

The voting trustees who vote the Class B common stock have advised us that they intend to vote all shares of the Class B common stock FOR the election of all nominees and FOR Proposals 2 and 3.
What Are the Board’s Recommendations on How I Should Vote My Shares?
The Board recommends that you vote your shares as follows:
•
Proposal 1: FOR the election of all eleven (11) independent director nominees named in this Proxy Statement.

•
Proposal 2: FOR the advisory vote to approve the compensation of our Named Executive Officers.

•
Proposal 3: FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

How Would My Shares Be Voted If I Do Not Specify How They Should Be Voted?
If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares as follows:
•
Proposal 1: FOR the election of all eleven (11) independent director nominees named in this Proxy Statement.

•
Proposal 2: FOR the advisory vote to approve the compensation of our Named Executive Officers.

•
Proposal 3: FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

How Will Abstentions Be Treated?
For the virtual 2022 Annual Meeting, abstentions will have no effect on the outcome of Proposal 1: Election of Directors, Proposal 2: Advisory Vote to Approve the Compensation of our NEOs, and Proposal 3: Ratification of Independent Registered Public Accounting Firm.
However, abstentions will be considered present and entitled to vote at the virtual 2022 Annual Meeting and will be counted towards determining whether or not a quorum is present.
What Are Broker Non-Votes and How Will Broker Non-Votes Be Treated?
A broker non-vote occurs when a nominee, such as a broker, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote for that particular proposal and has not received instructions from the beneficial owner as to how to vote its shares. Proposals 1 and 2 fall into this

69 |investors.simon.com

FREQUENTLY ASKED QUESTIONS AND ANSWERS

category. If you do not provide your broker with voting instructions, any of your shares held by the broker will not be counted as having been voted on any of these proposals. We do not expect there to be any broker non-votes with respect to Proposal 3, as brokers are entitled to vote on the ratification of independent registered accounting firms. “Broker non-votes” will be considered present at the virtual 2022 Annual Meeting and will be counted towards determining whether or not a quorum is present.
Why Did I Receive More Than One Notice Or Proxy Card?
You will receive multiple Notices or cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive.
Can I Change My Mind After I Have Voted?
Yes, you can change your vote at any time before voting is closed during the virtual 2022 Annual Meeting. You may revoke your proxy by doing one of the following:
•
By sending a written notice of revocation to our Secretary at 225 West Washington Street, Indianapolis, Indiana 46204 that is received prior to the 2022 Annual Meeting, stating that you revoke your proxy;

•
By signing a later-dated proxy card and submitting it so that it is received prior to the 2022 Annual Meeting in accordance with the instructions included in the proxy card(s);

•
Submit a later-dated proxy over the Internet in accordance with the instructions on the Internet voting website; or

•
Attend the virtual 2022 Annual Meeting and vote online at
www.virtualshareholdermeeting.com/ SPG2022. Please see “Admission Requirements − What Do I Need to do to Attend the Virtual 2022 Annual Meeting?” on Page 68 and “Can I Vote My Shares During the Meeting?” on page 67 for more information.

If your proxy is not revoked, we will vote it at the virtual 2022 Annual Meeting in accordance with your instructions indicated on the proxy card or voting instruction card or, if submitted over the Internet, as indicated on the submission.
What Happens If Additional Matters Are Presented at the Annual Meeting?
We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the virtual 2022 Annual Meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.
Who Will Count the Votes?
Broadridge Financial Solutions, Inc. will count the votes and will facilitate the engagement of an independent inspector of election. The inspector will be monitoring the voting during the virtual 2022 Annual Meeting.
How Can I Review the List of Shareholders Entitled to Vote at the Annual Meeting?
A list of shareholders entitled to vote at the virtual 2022 Annual Meeting will be available for viewing online when you join the virtual 2022 Annual Meeting at www.virtualshareholdermeeting.com/SPG2022 and for ten days prior to the virtual 2022 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at our offices at 225 West Washington Street, Indianapolis, Indiana 46204. If you were a shareholder on the Record Date, and would like to view the shareholder list, please contact our Secretary to schedule an appointment.
Who Pays the Cost of this Proxy Solicitation?
The Company will pay the cost of soliciting proxies in connection with this Proxy Statement, including the cost of preparing, assembling and mailing the proxy materials. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. In addition, we have hired Georgeson LLC to assist in the solicitation of proxies. We will pay Georgeson LLC a base fee of  $21,000 for its proxy solicitation services.
Is This Proxy Statement the Only Way That Proxies Are Being Solicited?
Certain employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

2022 Proxy Statement| 70

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Has the Company Adopted a Majority Voting Standard?
Yes. Under our By-Laws, in an uncontested election a nominee will be elected only if the number of votes cast FOR a director’s election exceeds the number of votes cast AGAINST that director’s election. A nominee who receives more AGAINST votes than FOR votes will be required to tender his or her resignation, subject to acceptance by the Board. For more information, see “Majority Vote Standard for Election of Directors” in the section of this Proxy Statement titled “Corporate Governance” on page 13.
Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?
FFO is a non-GAAP financial measure that we believe provides useful information to investors. Please refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations on pages 74-77 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for a definition and reconciliation of FFO to consolidated net income and FFO per share to net income per share.
NOI is a non-GAAP financial measure that we believe provides useful information to investors. Please refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations on pages 74-77 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for a definition and reconciliation of NOI to consolidated net income and set forth the computations of portfolio NOI and domestic property NOI.
How Does Diluted Net Income per Share Reconcile to Compensation Committee FFO per Share?
For the Year Ended December 31, 2021
Diluted net income per share	$6.84
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and our share of depreciation and amortization from unconsolidated entities, including Klépierre, TRG and other corporate investments, net of noncontrolling interests portion of depreciation and amortization	5.64
(Gain) loss on acquisition of controlling interest, sale or disposal of, or recovery on, assets and interests in unconsolidated entities and impairment, net	(0.55)
Unrealized (gains) losses in fair value of equity instruments(1)	0.01
Diluted FFO per share as reported	$11.94
Add: Debt related charges	0.14
Less: Gain on sale or exchange of equity interests, net of tax	(0.32)
Less: Gain on certain investment activity, net of tax	(0.02)
Less: Non-cash gain related to reversal of a deferred tax liability associated with an international investment	(0.32)
Compensation Committee FFO per Share	$11.42

(1)
Relates to adoption of ASU 2016-01 on January 1, 2018.

71 |investors.simon.com

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Attend Our Annual Meeting
Date and Time:	May 11, 2022 at 8:30 a.m. Eastern Daylight Time
Virtual Webcast:	This year’s annual meeting will be held via live audio webcast at www.virtualshareholdermeeting.com/SPG2022
Record Date:	March 15, 2022
Details on how to participate in the 2022 Annual Meeting are available at investors.simon.com.
Communications with the Board
The Board has implemented a process by which our shareholders and other interested parties may communicate with one or more members of our Board, its committees, the Lead Independent Director, or the independent directors as a group in a writing addressed to the address below. The Board has instructed our Secretary to promptly forward all such communications to the specified addressees thereof.
Simon Property Group, Inc. Board of Directors, c/o Secretary 225 West Washington Street Indianapolis, Indiana 46204
2022 Proxy Statement| 72

SIMON®

SCAN TO
VIEW MATERIALS & VOTE

The meeting is online only. You may attend the meeting via the Internet and vote during the meeting. Have your Control Number that is printed in the box marked by the arrow available at that time and follow the instructions on the website.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDT on May 10, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E-DELIVERY OF FUTURE PROXY MATERIALS
To sign up for E-Delivery of future proxy statements, proxy cards, and annual reports via e-mail or the Internet, follow the instructions above to Vote by Internet Before the Meeting and where prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D72070-P69223

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SIMON PROPERTY GROUP, INC.

The Board of Directors recommends you vote FOR the following Proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Glyn F. Aeppel	☐	☐	☐
1b. Larry C. Glasscock	☐	☐	☐
1c. Karen N. Horn, Ph.D.	☐	☐	☐
1d. Allan Hubbard	☐	☐	☐
1e. Reuben S. Leibowitz	☐	☐	☐
1f. Gary M. Rodkin	☐	☐	☐
1g. Peggy Fang Roe	☐	☐	☐
1h. Stefan M. Selig	☐	☐	☐
1i. Daniel C. Smith, Ph.D.	☐	☐	☐
1j. J. Albert Smith, Jr.	☐	☐	☐
1k. Marta R. Stewart	☐	☐	☐

Sign up for E-Delivery and we will make a $1 donation to Simon Youth Foundation on your behalf. *Thank You!*

SYF Simon Youth Foundation

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. EDT on May 10, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SPG2022 The meeting is online only. You may attend the meeting via the Internet and vote during the meeting.

D72071-P69223

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" ALL ELEVEN NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION TO THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Simon Property Group, Inc.'s Notice of Internet Availability of Proxy Materials and Proxy Statement and an Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at www.proxyvote.com. D72071-P69223 SIMON PROPERTY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2022 he shareholder hereby appoints David Simon and Larry C. Glasscock, or either of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Simon Property Group, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 a.m., Eastern Daylight Time, on May 11, 2022, in a "virtual meeting", conducted via live audio webcast on the Internet, and any adjournment or postponement thereof. This "virtual meeting" may